April 30, 2007

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

Group Combination Annuity **Account C**

Prospectuses

Group Combination Annuity Account C

Northwestern Mutual Series Fund, Inc.

Fidelity® VIP Mid Cap Portfolio

Fidelity® VIP Contrafund® Portfolio

Neuberger Berman Socially Responsive Portfolio

Russell Investment Funds

Russell Investment Funds – LifePoints® Variable Target Portfolio Series

90-1896 (0386) (REV 0407)

Northwestern Mutual®

Prospectus

April 30, 2007

Group Combination Annuity

Issued by The Northwestern Mutual Life Insurance Company and NML Variable Annuity Account C

This prospectus describes an unallocated Group Combination Annuity Contract to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts. You may choose to invest your Net Purchase Payments on a variable, fixed, or a combination thereof on a tax-deferred basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options

Northwestern Mutual Series Fund, Inc.
Small Cap Growth Stock Portfolio	Balanced Portfolio
T. Rowe Price Small Cap Value Portfolio	High Yield Bond Portfolio
Mid Cap Growth Stock Portfolio	Select Bond Portfolio
International Growth Portfolio	Money Market Portfolio
Franklin Templeton International Equity Portfolio	American Century Large Company Value Portfolio
AllianceBernstein Mid Cap Value Portfolio	Capital Guardian Large Cap Blend Portfolio
Index 400 Stock Portfolio	Index 600 Stock Portfolio
Janus Capital Appreciation Portfolio	MFS® Research International Core Portfolio
Growth Stock Portfolio	MFS® Emerging Markets Equity Portfolio
Large Cap Core Stock Portfolio	Short-Term Bond Portfolio
Capital Guardian Domestic Equity Portfolio	PIMCO Long-Term U.S. Government Bond Portfolio
T. Rowe Price Equity Income Portfolio	American Century Inflation Protection Portfolio
Index 500 Stock Portfolio	PIMCO Multi-Sector Bond Portfolio
Asset Allocation Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio

Russell Investment Funds
Multi-Style Equity Fund	LifePoints® Moderate Strategy Fund
Aggressive Equity Fund	LifePoints® Balanced Strategy Fund
Non-U.S. Fund	LifePoints® Growth Strategy Fund
Core Bond Fund	LifePoints® Equity Growth Strategy Fund
Real Estate Securities Fund

Fixed Options

Guaranteed Return Fund (in 1-, 3-, and 5-year durations)

The Contract and the variable options:

•	are not guaranteed to achieve their goals
•	are not bank deposits
•	are not federally insured
•	are not endorsed by any bank or government agency

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold.

More information about the Contract and NML Variable Annuity Account C (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated April 30, 2007, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. To receive a copy, call 1-888-455-2232 or send a written request to Northwestern Mutual, Investment Products and Services Department, Room W04SE, 720 East Wisconsin Avenue, Milwaukee, WI 53202. You will find the table of contents for the SAI at the end of this prospectus. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Account are available on the SEC’s internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contracts, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Contract Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit    An accounting unit of measure representing the Contract value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant    A Participant in the Plan or Trust who has been named to receive Annuity Payments in accordance with the provisions of the Plan or Trust.

Annuity Payments    Money we pay the Annuitant(s) pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a variable payment plan; (2) a fixed payment plan; or (3) in cash.

Annuity Unit    An accounting unit of measure representing the actuarial value of an interest in a variable payment plan, after the date on which Annuity Payments begin, in one or more Divisions of the Separate Account.

Certificate    A document issued to an Annuitant describing the benefits to be received under the Contract. A Certificate will also include beneficiary provisions.

Contract    The agreement between you and us described in this variable annuity prospectus.

Division    A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund    A Fund is registered under the Investment Company Act of 1940 (the “Act”) as an open-end management investment company, or as a unit investment trust, or is not required to be registered under the Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account    All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Return Fund    A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).

Market Value Adjustment    An amount that may be credited (or charged) upon a withdrawal from a Guaranteed Account before the end of a Guaranteed Period.

Owner    The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides. The Owner is ordinarily the employer, a custodian, or trustee.

Penalty Tax If premature payment of benefits are made under an Annuity Contract, a penalty tax may be incurred. (See “Taxation of Contract Benefits.”)

Plan The document(s) under which the benefits provided by this Contract are distributed to the individual employees or plan participants. The term includes any trust, custodial, or other document providing for the funding of Plan benefits.

Portfolio    A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments    Money you give us to pay for your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Separate Account    The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date    Any day on which the New York Stock Exchange (NYSE) is open for trading and any other day we are required under the Investment Company Act of 1940 to value assets of a Division of the Separate Account.

Withdrawal Amount    The value of the Accumulation Units which you are permitted to withdraw pursuant to the terms of the Contract. Withdrawal Amounts may be subject to short-term trading fees charged by Portfolios and Market Value Adjustments applied to withdrawals from a Guaranteed Return Fund.

This prospectus describes two versions of the Group Combination Annuity contract: a front-load version (in which a sales charge is assessed when purchase payments are made) and a simplified-load version (in which no sales charge is assessed).

Account C Prospectus

Fee and Expense Tables

Expense Table

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy or surrender the Contract. On the right side of these tables we show the fees and expenses that you will pay periodically during the time that you own the Contract, not including the annual operating expenses of the Portfolios (the range of which is shown in the table that follows). Other administrative charges may apply during the Annuity period. (See “Transfers Between Divisions”.) We may also charge for state premium tax deductions (although such a charge is not being assessed at the present).

Front-Load Contract

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments)
Maximum Sales Load	4.5%
Installation Fee	None
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees*	1.00%
Current Mortality and Expense Risk Fees*	0.65%
Other Expenses	None

Total Maximum Separate Account Annual Expenses*	1.00%
Total Current Separate Account Annual Expenses*	0.65%

Annual Contract Fee
$150; waived if the Contract Value equals or exceeds $25,000

Simplified-Load Contract

Transaction Expenses for Contract Owners (as a percentage of purchase payments)
Maximum Sales Load	None
Installation Fee	$750
Transfer Fee	None

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees *	1.50%
Current Mortality and Expense Risk Fees*	1.25%
Other Expenses	None

Total Maximum Separate Account Annual Expenses*	1.50%
Total Current Separate Account Annual Expenses*	1.25%

Annual Contract Fee
$150; waived if the Contract Value equals or exceeds $25,000

*	We guarantee the current mortality and expense risk fees for five years from the date of this prospectus. Thereafter, we reserve the right to raise the mortality and expense risk fees to a maximum annual rate of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the Contract with respect to the maximum annual rate for the mortality and expense risk fees as well as other Contract terms. (See “Amendments and Termination.”)

Account C Prospectus

Range of Total Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2006. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average underlying Portfolios)*	0.20%	2.56%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.20%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2006. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.20% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. The Examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

EXAMPLES

Front-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$653	$1,318	$2,051	$3,981
Minimum Total Annual Portfolio Operating Expenses	$567	$814	$1,080	$1,839

Simplified-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$270	$1,062	$1,920	$4,139
Minimum Total Annual Portfolio Operating Expenses	$180	$542	$929	$2,014

Note: The purchase payments for either a front-load Contract or a simplified-load Contract must reach a total minimum amount of $25,000 during the first Contract year. The installation fee of $750 is divided between the funds for the simplified-load fee table. The numbers above must be multiplied by 2.5 to find the expenses for a front-load Contract or a simplified-load Contract of this minimum size.

The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. See “Deductions” for additional information about expenses for the Contracts. The expense numbers shown in the tables reflect the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Account C Prospectus

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Funds and the assessment of variable account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix A of this prospectus for information regarding the historical Accumulation Unit Values.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to Contract value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. To receive a free copy of the SAI containing such financial statements, call 1-888-455-2232. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets exceeded $144.9 billion as of December 31, 2006. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

The Investment Options

The Contract offers a variety of variable and fixed investment options for you to choose. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose your money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract.

You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.

Northwestern Mutual Series Fund, Inc.

The investment adviser for the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained Templeton Investment Counsel, LLC, Capital

Account C Prospectus

Guardian Trust Company, T. Rowe Price Associates, Inc., AllianceBernstein L.P., Janus Capital Management LLC, American Century Investment Management, Inc., Massachusetts Financial Services Company, and Pacific Investment Management Company LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
T. Rowe Price Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
International Growth Portfolio	Long-term growth of capital	N/A
Franklin Templeton International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
AllianceBernstein Mid Cap Value Portfolio	Long-term growth of capital; current income is a secondary objective	AllianceBernstein L.P.
Index 400 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s MidCap 400® Index	N/A
Janus Capital Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Capital Guardian Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
T. Rowe Price Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
High Yield Bond Portfolio	High current income and capital appreciation	N/A
Select Bond Portfolio	To realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
American Century Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Capital Guardian Large Cap Blend Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Index 600 Stock Portfolio	To achieve investment results that approximate the performance of the Standard & Poor’s SmallCap 600 Index’s performance	N/A
MFS® Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
MFS® Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Short-Term Bond Portfolio	Provide as high a level of current income as is consistent with prudent investment risk	N/A
PIMCO Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC
American Century Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
PIMCO Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Account C Prospectus

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and The Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company, Inc.

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management, Inc.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital	Neuberger Berman, LLC

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo,” formerly known as the “Frank Russell Investment Management Company”). RIMCo also advises, operates, and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and the preservation of capital
Real Estate Securities Fund	Current income and long-term growth of capital
LifePoints® Moderate Strategy Fund	High current income and moderate long term capital appreciation
LifePoints® Balanced Strategy Fund	Above average capital appreciation and a moderate level of current income
LifePoints® Growth Strategy Fund	High long term capital appreciation with low current income
LifePoints® Equity Growth Strategy Fund	High long term capital appreciation

Payments We Receive

We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur in administering the Contracts and, in its role as an intermediary, the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. The Distribution Plan is described in more detail in the Portfolios prospectus and later in this prospectus. (See “Additional Information—The Distributor.”) The payments, which may be

Account C Prospectus

up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions

Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Net Purchase Payments among the Divisions or transfer Accumulation Units from one Division to another at any time. After the effective date of a variable payment plan, the Annuitant may transfer Annuity Units from one Division to another. Changes in allocation and transfers are made based on the valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of a written request at our Home Office, provided it is in good order, or on a future specified date. “Good order” means that the request is complete and accurate and all applicable requirements are satisfied. If such a request is received on or before the close of trading on the New York Stock Exchange (typically, 4:00 pm Eastern Time), the request will receive same-day pricing. If we receive such a request for transfer after the close of trading on the New York Stock Exchange, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the New York Stock Exchange.

We will adjust the number of Accumulation or Annuity Units to be credited to reflect the respective value of the Accumulation and Annuity Units in each of the Divisions. You may transfer Accumulation or Annuity Units among the Divisions up to twelve times in a Contract year. We may set waiting periods for transfers of Annuity Units.

If you contemplate the transfer of funds from one Division to another, you should consider the risk inherent in a switch from one investment medium to another. In general, frequent transfers based on short-term expectations for the securities markets, especially transfers of large sums, will tend to accentuate the danger that a transfer will be made at an inopportune time. Frequent transfers, or transfers that are large in relation to the assets of the Portfolio in which a Division invests, may also be disruptive and may disadvantage other investors. We reserve the right to limit the frequency or amount of transfers. See the attached prospectuses for the Funds for more information about their frequent trading policies. We will assist the Funds in the implementation of their policies.

After the effective date of a variable payment plan which includes the right of withdrawal, a payee may transfer the Withdrawal Value to any other payment plan. An administrative charge may apply.

Short Term and Excessive Trading

Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken with respect to individual accounts to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Further, an investor who is identified as having made a transfer in and out of the same Division (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Contract anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Contract anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in allocations. Once a contract is restricted, we will allow one additional transfer into the Money Market Portfolio until the next Contract anniversary.

Account C Prospectus

These policies and procedures may change from time to time in our sole discretion without notice; provided, however, Contract Owners would be given advance, written notice if the policies and procedures were revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s).

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. In addition, although we are unable to monitor trading activity by individual participants in omnibus accounts established under group Annuity Contracts, we do request that Contract Owners take steps that are reasonably designed to discourage individual participants from market timing.

Fixed Options

During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts, provided they are available in your state. To find out if a Guaranteed Return Fund Account is available in your state, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

The Guaranteed Return Fund Accounts

General

During the Accumulation phase of the Contract, the Owner of a Series NN contract may invest on a fixed basis in the following Guaranteed Return Fund (“GRF”) accounts of different durations, provided they are available in your state: a 1-year GRF, a 3-year GRF, and a 5-year GRF. The sum of all the Accumulation Values of all the GRF Accounts in a given contract may not exceed the GRF Accounts Maximum as shown in the Contract. To find out if a particular GRF is available, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

Interest Rates

Assets deposited into a GRF earn the interest rate effective on the date of the deposit. Interest rates are set as follows: For contract amounts of more than $1 million, interest rates are set daily. For amounts of $1 million or less, interest rates are set Friday of each week and apply to contributions received during the following week.

Interest rate bands for the simplified-load contracts are as follows:

Contract Size		Interest Rate
At Least	But less than...
0	$125,000	Base Rate
$125,000	$500,000	Base Rate + 0.20%
$500,000	$1,000,000	Base Rate + 0.40%
$1,000,000	$1,500,000	Base Rate + 0.60%
$1,500,000		Base Rate + 0.80%

Interest rate bands for the front-load contracts are shown below.

Contract Size		Interest Rate
At Least	But less than...
0	$1,500,000	Base Rate
$1,500,000		Base Rate + 0.10%

Maturity Dates

GRF Maturity Dates are quarterly and are set in accordance with the plan year end date. The table below shows several examples:

If the Plan Year End Date is...	Example	The Maturity Dates are...
The first day of the month	01/01	01/01 04/01 07/01 10/01
The last day of the month	03/31 or 06/30	03/31 06/30 09/30 12/31
Neither the first nor the last day of the month	01/10	01/10 04/10 07/10 10/10

If, for example, the plan trustees of a calendar-year plan select a 1-year GRF and make monthly deposits in January, February, and March 2006, the all deposits will mature on March 31, 2007. Thus, the rate guarantee for a specific deposit into a 1-year GRF will be effective for 12-15 months (the “Guaranteed Period”). This same process is used to determine the Guarantee Periods for all GRFs. In those cases where the

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plan year end changes, maturities for subsequent purchase payments will be based on the new plan year end date. Maturity Dates established under the previous plan year end date will remain. In those cases, there may be more than four Maturity Dates in a year.

Options at Maturity

When assets invested in a GRF mature, we transfer the funds pursuant to the direction of the Owner/Trustee. If the Owner/Trustee has so indicated on the Group Pension Annuity application, the assets will renew in the same GRF or be transferred to the Money Market Investment Division. If the application contains no such direction, and if the Owner/Trustee has not properly instructed us before the Maturity Date to transfer the funds to different investment Division(s), we will send a GRF Maturity Letter to the Owner/Trustee approximately thirty days before the Maturity Date notifying him/her that the GRF assets are due to mature and giving notice of what will happen unless we are provided with other instructions. If we are in receipt of no instructions, the assets will be transferred to the Money Market Investment Division.

Market Value Adjustment

A Market Value Adjustment (MVA) may be assessed (or credited) on transfers or withdrawals from a GRF (of any duration) prior to the Maturity Date or before the end of Guarantee Period. The amount of the MVA may be positive or negative, but in all events is the difference between the interest rate credited to a new deposit (with a Guarantee Period equal to the original length of the Guarantee Period of the amount being transferred or withdrawn) and the interest rate credited to the amount being transferred or withdrawn, multiplied by the number of years to maturity of the amount withdrawn. MVAs are generally not assessed in the following circumstances: (1) a withdrawal or transfer made within 30 (thirty) days of maturity; (2) when contracts are settled to a life income payment plan; or (3) when the withdrawal is used to pay a plan benefit under a defined contribution plan (e.g., payments upon a bona fide retirement, disability, death, or termination of employment). Reasonable proof that these provisions have been met must be provided to the Company upon request.

In no event will the MVA decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to a GRF since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled an annual effective rate of 3% during that same time period. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under state law, you should carefully consider its effect before making a transfer or withdrawal from a GRF prior to the end of a Guaranteed Period.

Other Information

Amounts you invest in a GRF become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the GRFs do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the GRFs. (See “Deductions.” ) In reliance on certain exemptions and exclusionary provisions, we have not registered interests in the GRFs under the Securities Act of 1933, nor have we registered the GRFs or the General Account as investment companies under the Investment Company Act of 1940. Accordingly, interests in a GRF are not subject to the same laws as interests in the Divisions of the Separate Account, and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this Prospectus regarding the GRF.

The Contracts

Unallocated Group Annuity Contracts

We offer two versions of the Contracts: front-load Contracts and simplified-load Contracts. (See “Expense Table” and “Deductions.”) The Contracts are unallocated group annuity contracts that provide for the accumulation of funds and the payment of retirement benefits to participants or their beneficiaries (“Annuitants”). Funds may be accumulated on a variable, fixed, or a combined basis in one or more omnibus accounts established for each Contract. The Contracts do not provide for the establishment of individual accounts for Plan or Trust participants until participants become entitled to receive benefits from the Plan or Trust.

When a participant retires or otherwise becomes entitled to receive benefits, you may direct us to pay Annuity benefits to the participant. (See “Retirement Benefits.”) We will then pay retirement benefits in a lump sum or under a variable or fixed Annuity Payment Plan and issue the Annuitant a Certificate describing the benefits which have been selected. (See “Variable Payment Plans.”) Benefits available to participants are determined entirely by the provisions of the Plan or Trust.

Purchase Payments Under The Contracts

Amount and Frequency    You determine the amount and frequency of Purchase Payments subject to the provisions of the Plan or Trust. You may pay larger or additional purchase

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payments. However, we will not accept (a) any purchase payment unless it is a contribution for funding or for the payment of fees or loads under a pension or profit-sharing plan or trust which meets the requirements of Section 401 of the Code or the requirements for deduction of the employer’s contribution under Section 404(a)(2) of the Code; or (b) any Purchase Payment (initial or subsequent) of less than $100.

You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. If a Purchase Payment is not paid when due, or if we decline to accept a Purchase Payment as provided above, the Contract will continue in force unless you redeem all Accumulation Units for their value. You may resume payment of Purchase Payments at any time the Contract is inforce.

Application of Purchase Payments    We credit Net Purchase Payments to your Contract, after deduction of any sales load or installation fee, and we allocate the payments as you direct. To the extent that you direct a Net Purchase Payment to accumulate on a variable basis, we place it in the Separate Account and allocate it to one or more Divisions. Assets we allocate to each Division we thereupon invest in shares of the Portfolio which corresponds to that Division. If we receive no allocation instructions, we will place the Net Purchase Payment in the Money Market Division.

We apply payments we place in the Separate Account to provide “Accumulation Units” in one or more divisions. Accumulation Units represent your interest in the Separate Account.

The number of Accumulation Units you receive for each Net Purchase Payment after the initial Purchase Payment is determined by dividing the amount of the Purchase Payment to be allocated to a division by the value of an Accumulation Unit in that division, based upon the next valuation of the assets of that Division we make after we receive your Purchase Payment is received in good order either at our Home Office or a lockbox facility we have designated. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about Owners and Beneficiaries to government regulators. We value assets as of the close of trading on the New York Stock Exchange for each day the Exchange is open.

The number of your Accumulation Units will be increased by additional purchase payments and decreased by withdrawals. The investment experience of the Separate Account does not change the number (as distinguished from the value) of your Accumulation Units. The value of an Accumulation Unit in each Division varies with the investment experience of the Division. This in turn is determined by the investment experience of the corresponding Portfolio. We determine the value of an Accumulation Unit on any date by multiplying the value on the immediately preceding Valuation Date by the Net Investment Factor for the division for the current period. (See “Net Investment Factor.”) Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Unit. That value may be less than, equal to, or more than the cumulative Net Purchase Payments you have made.

Net Investment Factor

For each Division, the Net Investment Factor for any period ending on a Valuation Date is 1.000000 plus the net investment rate for the division for that period. Under the Contract, the net investment rate is related to the assets of the Division. However, since all amounts are simultaneously invested in shares of the corresponding Portfolio when allocated to the Division, calculation of the net investment rate for each of the Divisions may also be based upon the change in value of a single share of the corresponding Portfolio.

Thus, for example, in the case of the Balanced Division the net investment rate is equal to (a) the change in the net asset value of a Balanced Portfolio share for the period from the immediately preceding Valuation Date up to and including the current Valuation Date, plus the per share amount of any dividends and other distributions made by the Balanced Portfolio during the valuation period, less a deduction for any applicable taxes or for any expenses resulting from a substitution of securities, (b) divided by the net asset value of a Balanced Portfolio share at the beginning of the valuation period, (c) less an adjustment to provide for the charge for mortality rate and expense guarantees. (See “Deductions.”)

The Portfolios will distribute investment income and realized capital gains to the Separate Account divisions. We will reinvest those distributions in additional shares of the same Portfolio. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Separate Account.

Benefits Provided Under The Contracts

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, or surrender, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

The benefits provided under the Contracts consist of a Surrender Value and a retirement benefit. (No death benefits are provided.) Subject to the restrictions noted below, we will pay all of these benefits in a lump sum or under the payment plans described below. We will take the amounts required to pay benefits from the Divisions of the Separate Account, or from the value accumulated on a fixed basis, as you direct. If a participant under your retirement plan or trust dies before retirement, any death benefits available are governed by the terms of your plan or trust. If he dies after retirement (i.e., after he annuitizes), any death benefits would be governed by the payment plan in effect at that time.

Surrender or Withdrawal Value    To the extent permitted by the Plan or Trust, you may terminate the Contract and redeem the value of Accumulation Units credited to the Contract. We determine the value, which may be either greater or less than the amount you have paid, as of the Valuation Date coincident with or next following our receipt of a written request for termination. Request forms are available from our Home Office and our agents. You may surrender a portion of

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the Accumulation Units on the same basis. You may instruct us how to allocate your partial surrender request among your investments in the Divisions or fixed investment options. If no direction is received, your surrender will be deducted proportionately from each of your investments.

A payee under Payment Plan 1 may elect to withdraw the present value of any unpaid income payments at any time. Upon death during the certain period of the payee under Plan 2 or both payees under Plan 3, the beneficiary may elect to withdraw the present value of any unpaid payments for the certain period. We base the Withdrawal Value on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Payment Plans.”)

Retirement Benefits    You may direct us to pay retirement benefits to an Annuitant at any time while your Contract is in force. Upon your request, benefits may be paid in a lump sum or under the payment plans described below. Your request will state the payment plan you have elected and the amount and date of the first payment. Amounts distributed to an Annuitant may be subject to federal income tax. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or are paid for deductible medical expenses in excess of 7.5% of Adjusted Gross Income. (See “Federal Income Taxes.”)

We will determine the amount required to pay the Annuity or cash benefits and will redeem Accumulation Units in that amount. If an Annuitant selects a Payment Plan, our current practice is to issue a certificate to the Annuitant describing his or her interest and then transfer the amount of the redeemed Accumulation Units to one of our other separate accounts, where they will be administered for the benefit of the Annuitant under the terms of the Contract. There is no assurance that amounts accumulated under the Contract will be sufficient to provide the retirement benefits under the Plan or Trust.

Payment Plans

Generally    We will pay part or all of the benefits under a Contract under either a fixed or variable payment plan you select. The fixed plans are not described in this prospectus. Under a variable plan, the payee bears the entire investment risk, since no guarantees of investment return are made. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. Under a variable payment plan, an Annuitant must select the initial allocation of annuity units among the Divisions and may reallocate annuity units among the Divisions at any time while the variable payment plan is in effect. The Annuitant may name and change the beneficiaries of unpaid payments for the specified period under Plan 1 or the certain period under Plans 2 or 3. We will issue the Annuitant a Certificate describing the variable Annuity benefits and including beneficiary provisions of Annuity Contracts we issue on the date of issue of the Certificate. For a discussion of tax considerations and limitations regarding the election of Payment Plans, see “Federal Income Taxes.”

Description of Payment Plans    The following Payment Plans are available:

1.	Installment Income for a Specified Period. An annuity payable monthly for a specified period of 5 to 30 years.

2.	Single Life Income with or without Certain Period. An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. After the payee’s death during the certain period, if any, payments becoming due are paid to the designated contingent beneficiary. A certain period of either 10 or 20 years may be selected, or a plan with no certain period may be chosen.

3.	Joint and Survivor Life Income with Certain Period. An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

A payment plan must result in payments that meet the minimums we require for annuity payment plans on the date you elect the plan. From time to time, we may establish payment plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other payment plans, with provisions and rates as we publish for those plans.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular payment plan the Annuitant selects, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age. We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the payment plan involves life contingencies. The first payment will be lower if the payment plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. Annuity Units represent the interest of the payment plan in a Portfolio.

Assumed Investment Rate    The payment rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1/2%. Payment rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed

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Investment Rate does not affect the actual value of the future payments as of the date when payments begin.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular payment plan, the Annuity Unit for each Division would not change in value, and the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses in the performance of the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.

The Contracts are currently available exclusively through NMIS and our Financial Representatives, and cannot be held with or transferred to a representative registered with an unaffiliated broker-dealer.

Because registered representatives of the Distributor are also our appointed agents, they are eligible for various cash benefits, such as bonuses, insurance benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the Contracts may help registered representatives and/or their managers qualify for such benefits. Certain of the Distributor's registered representatives and managers may receive other payments from us for the recruitment and training of personnel, production of promotional literature and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

The Separate Account    We established the NML Variable Annuity Account C (the “Separate Account”) on July 22, 1970 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

You may allocate the money you invest under your Contract among the variable and fixed options described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•

Operate the Separate Account or a Division as either a unit investment trust or a management company under the Investment Company Act of 1940, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the Investment Company Act of 1940 or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

•	Transfer the assets and liabilities of the Separate Account to another separate account.

•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

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•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•

Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the Investment Company Act of 1940 and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

Deferment of Benefit Payments    We reserve the right to defer determination and payment of the Surrender Value of the Accumulation Units, the Withdrawal Value under a variable payment plan, or the payment of benefits under a variable payment plan., until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the Investment Company Act of 1940 (the “Act”) because of one or more of the following: (a) the New York Stock Exchange (“NYSE”) is closed, except for routine closings on holidays or weekends; (b) the Securities and Exchange Commission (“SEC”) has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the Act.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a payment plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” On Group Combination Annuity Contracts, dividends have arisen principally as a result of more favorable expense experience than that assumed in determining mortality rate and expense guarantee charges. However, there is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company's approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed.

Any dividends allocated to your Contract will be credited on the Contract anniversary and will be based on the average variable Contract value, which is defined as the value of the Accumulation units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Separate Account.

Under the terms of the Contract, dividends, if any, will be applied as a net purchase payment allocated to the Money Market Division. For 2007, all front-load and simplified-load Contracts with an average variable Contract value of $250,000 or more will receive a dividend of 0.25% of the average variable Contract value. For the simplified-load Contracts, this factor increases to 0.75% on the portion of the average variable Contract value in excess of $500,000.

Free Look    Depending upon applicable state law and the terms of the applicable employee benefit plan, you may have the right to return the Contract within the next ten days after you receive it (or whatever period is required in your state), and receive your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event the state in which you live requires us to return the full amount of your purchase payment, we will do so.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the Investment Company Act of 1940, and as long as Separate Account assets are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from the Owners of Accumulation Units or payees receiving payments under variable payment plans. Each Owner or payee will receive periodic reports relating to the Portfolios, proxy material and a form with which to give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the variable annuity payment plan, as the case may be. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a variable annuity payment plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

A vote of Contract Owners, or of those who have an interest in one or more of the divisions of the Separate Account, may be required. Approval by the Securities and Exchange Commission or another regulatory authority may be required. In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

Amendments and Termination    After the fifth Contract year, we may amend the Contract with respect to (1) the sales load; (2) the maximum annual Annuity rate and expense guarantee charge; (3) the administration fee; (4) the transfer fee; (5) the minimum amounts for purchase payment(s) and for the Contract value; or (6) the payment rate tables which are included in the Contract. An amendment will not become effective until after we have given you at least 30 days’ written notice. An Amendment to the payment rate tables will not apply to a payment plan that starts before the amendment

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becomes effective. We reserve the right to terminate a Contract if representations you have made to us are or become incorrect. You may terminate a Contract in whole or in part at any time and we will pay you the value of the Accumulation Units.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, is ordinarily involved in litigation. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Financial Statements    Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Statement of Additional Information containing such financial statements, or for any other contract-related inquiries, call 1-888-455-2232.

Deductions

We will make the following deductions:

1. Deductions from Purchase Payments:

Front-Load Contract    We deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We base the deduction on the cumulative amounts we have received and the rates in the table below:

Cumulative Purchase Payments Paid Under the Contract	Rate
First $150,000	4.5%
Next $350,000	3.0%
Next $500,000	1.0%
Balance over $1,000,000	0.5%

Simplified-Load Contract

We deduct an installation fee in the amount of $750 from the first purchase payment we receive. Alternatively, you may pay the fee separately when you submit the application for the Contract. The installation fee covers the non-recurring expenses of processing the application and issuing the Contract.

2. Annual Mortality Rate and Expense Guarantee Charge.    The Net Investment Factor (see “Net Investment Factor”) we use in determining the value of Accumulation and Annuity Units reflects a charge on each Valuation Date for mortality and expense risks we have assumed. For the front-load Contract the charge on an annual basis is 0.65% of the current value of the net assets of the Account. For the simplified-load Contract the charge on an annual basis is 1.25% of the net assets. We may increase this charge to a maximum of 1.00% for the front-load Contract and 1.50% for the simplified-load Contract. After the fifth Contract year we may amend the maximum. (See “Amendments and Termination.”)

The mortality risk is that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. The expense risk is that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

The Net Investment Factor also reflects the deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “Substitution and Change,” and the deduction of any applicable taxes. Applicable taxes could include any tax liability we have paid or reserved for resulting from the maintenance or operation of a division of the Account. We do not presently anticipate that any deduction will be made for federal income taxes (see “Federal Income Taxes”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the Net Investment Factor for such Contracts.

3. Administration Fee.    We may terminate a Contract on 60 days’ written notice after it has been in force for one year if the total Contract value (including any amounts held on a fixed basis) is less than the minimum Contract value of $25,000. In lieu of terminating the Contract, we may charge an administration fee of $150 annually on the Contract anniversary.

4. Premium Taxes.    The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 1% of total purchase payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

5. Expenses for the Portfolios and Funds.    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

Account C Prospectus

Federal Income Taxes

We offer the Contracts only for use under tax-qualified plans meeting the requirements of Sections 401 and 403(a) of the Code. However, in the event we should issue Contracts pursuant to HR-10 Plans, trusts or custodial accounts which at the time of issuance are not qualified under the Code, some or all of the tax benefits described herein may be lost.

Contribution Limits

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the contribution limits and withdrawal and portability restrictions of tax qualified plans. These changes are reflected below. Although the Act generally became effective on January 1, 2002, many provisions are phased in over a ten-year period. The changes will sunset (be repealed) in 2011, unless extended or made permanent by the Pension Protection Act of 2006, enacted on August 17, 2006.

Any employer, including a self-employed person, can establish a plan under Section 401(a) or 403(a) for participating employees. As a general rule, annual contributions to a defined contribution plan made by the employer and the employee cannot exceed the lesser of $45,000 or 100% of compensation or earned income (up to $225,000, indexed for 2007). The employer’s deduction for contributions is limited to 25% of eligible payroll.

Salary reduction contributions made under a cash or deferred arrangement (401(k) plan) are limited to $15,500 in 2007 and indexed thereafter. This annual dollar limit applies to the aggregate of all “elective deferrals” to all tax-favored plans of the employee. Employees who are age 50 or over may also make a catch up contribution of $5,000 for 2007, indexed thereafter.

Qualified plans are subject to minimum coverage, nondiscrimination and spousal consent requirements. In addition, “top heavy” rules apply if more than 60% of the contributions or benefits are allocated to certain highly compensated employees. Violations of the contribution limits or other requirements may disqualify the plan and/or subject the employer to taxes and penalties.

Taxation of Contract Benefits

No tax is payable as a result of any increase in the value of a Contract until benefits from the Contract are received. Benefits received as Annuity Payments will be taxable as ordinary income when received in accordance with Section 72 of the Code. As a general rule, where an employee makes nondeductible contributions to the Plan, the payee may exclude from income that portion of each Annuity Payment which represents the ratio of the employee’s “investment in the contract” to the employee’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered.

Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment, if any, which represents a pro rata return of the employee’s “investment in the contract.” Benefits received as a “lump sum distribution” by individuals born before January 1, 1936 may be eligible for a separate tax averaging calculation. With certain limited exceptions, all benefits are subject to tax-free rollover provisions of the Code. A 10% penalty tax may be imposed on the taxable portion of premature payments of benefits (prior to age 59 1/2 or disability) unless payments are made after the employee separates from service and payments are either paid in substantially equal installments over the life or life expectancy of the employee, are paid on account of early retirement after age 55, or unless payments are made for medical expenses in excess of 7.5% of the employee’s Adjusted Gross Income.

A loan from the Plan to an employee may be taxable as ordinary income depending on the amount and terms of the loan.

Benefit payments will be subject to mandatory 20% withholding unless payments are rolled over directly to a traditional IRA or “eligible employer plan” that accepts rollovers. An “eligible employer plan” includes a tax-qualified plan, an individual retirement arrangement, a tax-deferred annuity, or a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, are “required minimum distributions,” or are due to hardship.

Minimum Distribution Requirements

As a general rule, the Plan is required to make certain required distributions to the employee during the employee’s life and to the employee’s beneficiary following the employee’s death. A 50% penalty tax may be imposed on payments to the extent they are less than these required minimum amounts.

The Plan must make the first required distribution by the “required beginning date” and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be made according to the Uniform Lifetime Table provided in IRS regulations, which calculates life expectancy of the employee and an assumed beneficiary who is ten years younger. The required beginning date is April 1 of the calendar year following the later of the calendar year in which the employee attains age 70 1/2 or, if the employee is not a “5% owner” of the employer, the calendar year in which the employee retires.

Upon the death of the employee, the Plan must make distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule:    A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

Account C Prospectus

(2) Five Year Rule:    If the Owner dies before the required beginning date, a beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

Spousal Exceptions: If the employee’s spouse elects the life expectancy rule, distributions do not need to begin until December 31 of the year of the employee’s death or, if later, by the end of the year the employee would have attained age 70 1/2. Alternatively, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date.

The rules governing plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. You should consult qualified tax counsel before you adopt an HR-10 pension or profit-sharing plan or trust.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the divisions of the Account. We are currently making no charge. (See “Net Investment Factor” and “Deductions.”)

Contracts issued prior to January 6, 1992

Contracts Issued Beginning May 1, 1984 and Prior to January 6, 1992    For Contracts issued beginning May 1, 1984 and prior to January 6, 1992, there is no surrender charge, but Purchase Payments paid under the Contract are subject to a deduction of 4.0% on the first $25,000 of Purchase Payments, 2.0% on the next $75,000, 1.0% on the next $100,000, 0.4% on the next $100,000, 0.2% on the next $200,000, and 0.1% on amounts in excess of $500,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality rate and expense risks may not exceed 0.25% of the Separate Account assets held for these Contracts (unless the Contracts are amended after the fifth Contract year), and we currently are making no charge for these risks. These Contracts contain no provisions for accumulation of funds on a fixed basis. (See “Appendix A—Accumulation Unit Values.”) The annual contract fee is based on the contract cash value as follows: 0.5% on the first $100,000 of cash value, 0.4% on the next $100,000, 0.3% on the next $100,000, 0.2% on the next $200,000 and 0.1% on the balance above $500,000. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction and annual contract fee are waived for Contracts issued to plans sponsored by the Company.

Contracts Issued Beginning December 17, 1981 and Prior to May 1, 1984    For Contracts issued beginning December 17, 1981 and prior to May 1, 1984, the surrender charge is currently being waived, but Purchase Payments paid under the Contract are subject to a deduction of 3% on the first $25,000 of Purchase Payments, 2% on the next $75,000, and 1% on amounts in excess of $100,000, based on total cumulative Purchase Payments paid under the Contract. The charge for mortality and expense risks for these Contracts is 0.50%. The annual Contract fee is the lesser of $30 or 1% of the Contract Value. We currently waive the Contract fee if the Contract Value is $25,000 or more. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner.

Contracts Issued Prior to December 17, 1981    For Contracts issued prior to December 17, 1981 there is no surrender charge, but Purchase Payments are subject to a deduction for sales expenses. The deduction is 8% on the first $5,000 received during a single Contract year as defined in the Contract, 4% on the next $20,000, 2% on the next $75,000 and 1% on the excess over $100,000. There is no charge assessed at present for mortality and expense risks for these Contracts. There is no annual Contract fee. The Company has the right to amend the Contract with regard to deductions, charges, fees, and rate guarantees effective 30 days after written notice is provided to the Owner. In compliance with section 408(b)(5) of ERISA, the Purchase Payment deduction is waived for Contracts issued to plans sponsored by the Company.

Account C Prospectus

Table of Contents for Statement of Additional Information

Page
GENERAL INFORMATION	B-3
DISTRIBUTION OF THE CONTRACTS	B-3
DETERMINATION OF ANNUITY PAYMENTS	B-3
Amount of Annuity Payments	B-3
Annuity Unit Value	B-4
Illustrations of Variable Annuity Payments	B-4

TO: The Northwestern Mutual Life Insurance Company

Investment Products & Services Department

Room W04SE

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for NML Variable Annuity Account C to:

Name

Address

City                                                                                                                                  State                           Zip

Account C Prospectus

APPENDIX A—Accumulation Unit Values

The tables on the following pages present the Accumulation Unit Values for in-force Contracts no longer offered for sale.

Accumulation Unit Values

Contracts Issued After December 31, 1991

Northwestern Mutual Series Fund, Inc.

	December 31
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Small Cap Growth Stock Division
Front-Load Version(c)
Accumulation Unit Value	$2.781	$2.624	$2.375	$2.013	$1.522	$1.878	$1.965	$1.853	—	—
Number of Units Outstanding	94,797	85,331	129,562	180,958	196,887	267,151	326,150	73,643	—	—
Simplified-Load Version(c)
Accumulation Unit Value	$2.656	$2.521	$2.296	$1.957	$1.489	$1.848	$1.945	$1.846	—	—
Number of Units Outstanding	297,882	409,508	546,475	846,804	752,922	1,067,072	1,197,387	360,069	—	—
T. Rowe Price Small Cap Value Division
Front-Load Version(b)
Accumulation Unit Value	$1.951	$1.685	$1.582	$1.278	$0.952	$1.015	—	—	—	—
Number of Units Outstanding	98,010	163,913	181,718	154,573	107,346	6,843	—	—	—	—
Simplified-Load Version(b)
Accumulation Unit Value	$1.889	$1.641	$1.550	$1.260	$0.944	$1.012	—	—	—	—
Number of Units Outstanding	352,149	413,113	485,404	427,709	319,123	140,648	—	—	—	—
Mid Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$3.629	$3.499	$3.318	$2.924	$2.360	$3.013	$3.785	$3.588	$2.512	$2.350
Number of Units Outstanding	525,817	600,489	713,073	784,337	971,915	1,500,880	2,114,652	2,776,961	2,921,309	3,169,006
Simplified-Load Version
Accumulation Unit Value	$5.265	$5.106	$4.871	$4.319	$3.507	$4.504	$5.692	$5.428	$3.822	$3.598
Number of Units Outstanding	860,732	936,460	1,159,746	1,741,788	2,894,768	5,014,536	6,384,710	6,707,103	8,671,088	8,989,193
International Growth Division
Front-Load Version(b)
Accumulation Unit Value	$1.857	$1.539	$1.313	$1.087	$0.787	$0.904	—	—	—	—
Number of Units Outstanding	124,984	119,608	119,051	26,435	6,864	—	—	—	—	—
Simplified-Load Version(b)
Accumulation Unit Value	$1.798	$1.499	$1.286	$1.071	$0.780	$0.901	—	—	—	—
Number of Units Outstanding	390,036	320,575	143,987	92,224	50,699	24,665	—	—	—	—
Franklin Templeton International Equity Division
Front-Load Version
Accumulation Unit Value	$3.940	$3.029	$2.734	$2.306	$1.653	$2.014	$2.357	$2.391	$1.958	$1.881
Number of Units Outstanding	486,482	517,965	503,609	501,464	533,156	1,089,643	1,653,777	2,301,771	2,807,888	3,021,349
Simplified-Load Version
Accumulation Unit Value	$3.630	$2.808	$2.550	$2.163	$1.560	$1.912	$2.251	$2.298	$1.893	$1.829
Number of Units Outstanding	1,023,811	1,015,621	1,293,726	1,711,888	2,177,641	3,669,875	4,672,038	5,480,221	6,652,248	7,247,144
AllianceBernstein Mid Cap Value Division
Front-Load Version(a)
Accumulation Unit Value	$1.863	$1.638	$1.563	$1.326	—	—	—	—	—	—
Number of Units Outstanding	65,616	183,949	172,144	161,167	—	—	—	—	—	—
Simplified-Load Version(a)
Accumulation Unit Value	$1.823	$1.612	$1.548	$1.321	—	—	—	—	—	—
Number of Units Outstanding	179,844	147,168	71,832	10,599	—	—	—	—	—	—

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

(c)	The initial investment was made on April 30, 1999.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Index 400 Stock Division
Front-Load Version(c)
Accumulation Unit Value	$2.073	$1.897	$1.699	$1.471	$1.096	$1.291	$1.308	$1.123	—	—
Number of Units Outstanding	135,021	201,028	242,833	269,730	336,737	301,024	295,347	13,563	—	—
Simplified-Load Version(c)
Accumulation Unit Value	$1.980	$1.822	$1.642	$1.430	$1.072	$1.271	$1.295	$1.119	—	—
Number of Units Outstanding	466,526	647,803	875,773	945,378	994,007	1,182,483	775,791	398,635	—	—
Janus Capital Appreciation Division
Front-Load Version(a)
Accumulation Unit Value	$1.719	$1.650	$1.419	$1.194	—	—	—	—	—	—
Number of Units Outstanding	86,159	203,025	182,409	167,109	—	—	—	—	—	—
Simplified-Load Version(a)
Accumulation Unit Value	$1.682	$1.624	$1.405	$1.189	—	—	—	—	—	—
Number of Units Outstanding	279,310	350,711	114,911	28,355	—	—	—	—	—	—
Growth Stock Division
Front-Load Version
Accumulation Unit Value	$2.953	$2.713	$2.535	$2.392	$2.024	$2.574	$3.020	$3.117	$2.561	$2.035
Number of Units Outstanding	277,511	360,175	419,729	411,966	413,788	557,646	814,788	995,796	845,190	710,110
Simplified-Load Version
Accumulation Unit Value	$2.738	$2.530	$2.378	$2.258	$1.922	$2.458	$2.902	$3.013	$2.491	$1.991
Number of Units Outstanding	840,713	989,449	1,096,533	1,680,980	1,981,939	2,896,593	3,220,718	3,646,722	3,373,983	2,159,985
Large Cap Core Stock Division
Front-Load Version
Accumulation Unit Value	$2.498	$2.255	$2.093	$1.948	$1.580	$2.215	$2.417	$2.615	$2.449	$2.002
Number of Units Outstanding	343,645	396,937	309,072	350,345	572,493	1,012,918	1,319,721	1,704,699	2,452,149	1,970,478
Simplified-Load Version
Accumulation Unit Value	$2.316	$2.103	$1.963	$1.838	$1.580	$2.116	$2.323	$2.528	$2.382	$1.959
Number of Units Outstanding	796,799	797,298	938,261	1,558,230	2,469,396	3,691,394	4,329,641	5,912,799	5,876,089	4,547,004
Capital Guardian Domestic Equity Division
Front-Load Version(b)
Accumulation Unit Value	$1.471	$1.270	$1.183	$1.019	$0.763	$0.975	—	—	—	—
Number of Units Outstanding	247,953	363,905	330,668	342,349	152,654	65,910	—	—	—	—
Simplified-Load Version(b)
Accumulation Unit Value	$1.424	$1.237	$1.159	$1.005	$0.757	$0.973	—	—	—	—
Number of Units Outstanding	646,993	639,615	1,017,404	756,546	532,023	118,930	—	—	—	—
T. Rowe Price Equity Income Division
Front-Load Version(a)
Accumulation Unit Value	$1.726	$1.458	$1.408	$1.231	—	—	—	—	—	—
Number of Units Outstanding	8,869	22,972	23,101	82,737	—	—	—	—	—	—
Simplified-Load Version(a)
Accumulation Unit Value	$1.688	$1.435	$1.394	$1.226	—	—	—	—	—	—
Number of Units Outstanding	116,730	81,489	161,142	33,719	—	—	—	—	—	—

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

(c)	The initial investment was made on April 30, 1999.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Index 500 Stock Division
Front-Load Version
Accumulation Unit Value	$ 4.060	$3.534	$3.396	$3.088	$2.420	$3.126	$3.570	$3.938	$3.279	$2.564
Number of Units Outstanding	777,884	885,388	1,052,555	1,249,807	1,590,204	1,894,641	2,724,196	4,131,824	4,231,423	3,966,706
Simplified-Load Version
Accumulation Unit Value	$ 4.862	$4.258	$4.116	$3.765	$2.968	$3.857	$4.432	$4.919	$4.119	$3.240
Number of Units Outstanding	1,197,243	1,508,012	2,018,372	2,387,879	3,721,837	6,661,517	8,286,039	9,809,484	10,493,642	9,442,314
Asset Allocation Division
Front-Load Version(b)
Accumulation Unit Value	$ 1.324	$1.212	$1.140	$1.043	$0.870	$0.976	—	—	—	—
Number of Units Outstanding	80,874	57,490	57,490	136,518	49,074	5,135	—	—	—	—
Simplified-Load Version(b)
Accumulation Unit Value	$ 1.282	$1.181	$1.117	$1.028	$0.863	$0.974	—	—	—	—
Number of Units Outstanding	1,122,474	924,534	859,771	613,016	1,295,448	10,584	—	—	—	—
Balanced Division
Front-Load Version
Accumulation Unit Value	$ 3.135	$2.858	$2.776	$2.590	$2.210	$2.405	$2.500	$2.520	$2.281	$1.931
Number of Units Outstanding	1,095,305	1,787,626	1,519,731	1,571,650	2,482,208	3,593,854	4,447,958	6,183,051	6,324,558	6,187,478
Simplified-Load Version
Accumulation Unit Value	$ 8.915	$8.175	$7.990	$7.499	$6.435	$7.047	$7.368	$7.473	$6.805	$5.796
Number of Units Outstanding	1,422,806	1,532,129	1,795,832	2,313,421	2,851,167	4,313,580	5,215,778	6,319,468	7,165,398	6,839,439
High Yield Bond Division
Front-Load Version
Accumulation Unit Value	$ 2.368	$2.171	$2.155	$1.924	$1.500	$1.555	$1.490	$1.572	$1.590	$1.630
Number of Units Outstanding	81,109	94,585	156,076	176,767	128,545	148,103	166,175	409,857	441,272	423,726
Simplified-Load Version
Accumulation Unit Value	$ 2.195	$2.024	$2.022	$1.815	$1.424	$1.485	$1.432	$1.520	$1.546	$1.595
Number of Units Outstanding	285,113	490,194	561,947	628,859	626,041	967,459	1,125,550	1,556,400	1,917,813	1,219,819
Select Bond Division
Front-Load Version
Accumulation Unit Value	$ 2.380	$2.309	$2.273	$2.184	$2.084	$1.872	$1.707	$1.559	$1.585	$1.490
Number of Units Outstanding	294,690	441,556	523,858	507,686	518,978	572,892	736,742	2,264,883	2,718,375	2,574,248
Simplified-Load Version
Accumulation Unit Value	$10.242	$9.996	$9.902	$9.572	$9.188	$8.300	$7.615	$6.996	$7.157	$6.768
Number of Units Outstanding	239,484	390,438	452,984	630,990	717,143	892,114	895,503	1,068,272	1,231,485	1,034,899
Money Market Division
Front-Load Version
Accumulation Unit Value	$ 1.625	$1.560	$1.525	$1.513	$1.504	$1.490	$1.443	$1.366	$1.308	$1.249
Number of Units Outstanding	394,651	347,305	511,877	790,404	2,092,096	926,739	640,788	1,879,181	1,905,815	1,710,473
Simplified-Load Version
Accumulation Unit Value	$ 2.885	$2.786	$2.739	$2.734	$2.735	$2.724	$2.655	$2.529	$2.436	$2.340
Number of Units Outstanding	1,001,429	859,869	1,181,420	1,742,199	2,737,901	4,816,439	3,715,872	6,539,184	6,483,460	5,844,682

(b)	The initial investment was made on July 31, 2001.

Account C Prospectus

Accumulation Unit Values

Contracts Issued After December 31, 1991 (continued)

Fidelity® VIP Mid Cap Portfolio

	December 31
	2006	2005	2004	2003
VIP Mid Cap Division
Front-Load Version(a)
Accumulation Unit Value	$2.271	$2.034	$1.735	$1.401
Number of Units Outstanding	83,717	57,972	18,068	178,585
Simplified-Load Version(a)
Accumulation Unit Value	$2.222	$2.002	$1.717	$1.395
Number of Units Outstanding	330,731	272,839	175,435	90,166

(a)	The initial investment was made on May 1, 2003.

Russell Investment Funds

	December 31
	2006	2005	2004	2003	2002	2001	2000	1999
Multi-Style Equity Division
Front-Load Version(c)
Accumulation Unit Value	$1.013	$0.904	$0.848	$0.778	$0.607	$0.796	$0.934	$1.071
Number of Units Outstanding	983,988	1,096,181	1,055,284	442,572	415,010	476,113	381,014	297,016
Simplified-Load Version(c)
Accumulation Unit Value	$0.967	$0.869	$0.820	$0.756	$0.594	$0.783	$0.925	$1.067
Number of Units Outstanding	1,020,192	957,357	856,496	716,891	753,322	1,055,871	1,254,417	1,126,401
Aggressive Equity Division
Front-Load Version(c)
Accumulation Unit Value	$1.690	$1.481	$1.402	$1.230	$0.850	$1.057	$1.090	$1.104
Number of Units Outstanding	124,017	136,932	148,157	127,132	134,602	173,179	139,940	79,144
Simplified-Load Version(c)
Accumulation Unit Value	$1.614	$1.423	$1.355	$1.196	$0.832	$1.040	$1.079	$1.100
Number of Units Outstanding	395,584	453,066	565,148	621,297	486,635	497,305	444,666	230,607
Non-U.S. Division
Front-Load Version(c)
Accumulation Unit Value	$1.558	$1.268	$1.123	$0.955	$0.693	$0.822	$1.061	$1.248
Number of Units Outstanding	407,169	767,609	708,720	505,332	171,093	204,848	207,716	151,721
Simplified-Load Version(c)
Accumulation Unit Value	$1.488	$1.219	$1.085	$0.929	$0.678	$0.809	$1.050	$1.243
Number of Units Outstanding	565,079	447,462	566,259	687,876	572,955	592,423	540,064	297,512
Real Estate Securities Division
Front-Load Version(c)
Accumulation Unit Value	$3.568	$2.644	$2.356	$1.758	$1.290	$1.251	$1.167	$0.923
Number of Units Outstanding	164,208	271,618	271,346	282,106	192,940	179,970	69,412	36,624
Simplified-Load Version(c)
Accumulation Unit Value	$3.408	$2.541	$2.277	$1.710	$1.262	$1.231	$1.156	$0.920
Number of Units Outstanding	507,276	608,552	696,471	607,979	664,333	423,962	263,698	36,814
Core Bond Division
Front-Load Version(c)
Accumulation Unit Value	$1.426	$1.384	$1.365	$1.313	$1.245	$1.151	$1.079	$0.987
Number of Units Outstanding	743,141	691,461	616,569	388,451	335,742	337,317	259,803	239,265
Simplified-Load Version(c)
Accumulation Unit Value	$1.362	$1.329	$1.319	$1.277	$1.218	$1.133	$1.068	$0.983
Number of Units Outstanding	455,475	477,986	417,466	290,408	317,067	357,837	192,428	150,425

(c)	The initial investment was made on April 30, 1999.

Account C Prospectus

Accumulation Unit Values

Contracts Issued Between April 30, 1984 and December 31, 1991

Northwestern Mutual Series Fund, Inc.

	December 31
	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Small Cap Growth Stock Division
Accumulation Unit Value(c)	$ 29.233	$ 27.402	$ 24.646	$ 20.746	$ 15.591	$ 19.113	$19.860	$18.611	—	—
Number of Units Outstanding	1,234,721	1,257,799	1,175,633	1,079,618	991,906	973,886	859,005	7,543	—	—
T. Rowe Price Small Cap Value Division
Accumulation Unit Value(b)	$ 20.213	$ 17.343	$ 16.176	$ 12.985	$ 9.608	$ 10.176	—	—	—	—
Number of Units Outstanding	10,208	18,477	14,044	6,893	5,266	1,494	—	—	—	—
Mid Cap Growth Stock Division
Accumulation Unit Value	$ 60.664	$ 58.106	$ 54.747	$ 47.933	$ 38.441	$ 48.753	$60.845	$57.304	$39.854	$37.055
Number of Units Outstanding	1,149,826	1,270,796	1,379,736	1,443,703	1,538,419	1,743,958	1,855,202	1,627,058	1,801,179	1,935,434
International Growth Division
Accumulation Unit Value(b)	$ 19.240	$ 15.839	$ 13.422	$ 11.039	$ 7.942	$ 9.060	—	—	—	—
Number of Units Outstanding	8,847	6,400	8,451	1,686	1,686	1,695	—	—	—	—
Franklin Templeton International Equity Division
Accumulation Unit Value	$ 4.306	$ 3.289	$ 2.950	$ 2.472	$ 1.760	$ 2.131	$ 2.477	$ 2.497	$ 2.032	$ 1.938
Number of Units Outstanding	21,028,828	19,517,422	18,695,952	17,397,512	17,429,828	18,588,012	20,581,224	18,571,580	20,139,790	23,069,550
AllianceBernstein Mid Cap Value Division
Accumulation Unit Value(a)	$ 19.079	$ 16.664	$ 15.801	$ 13.316	—	—	—	—	—	—
Number of Units Outstanding	99	779	370	100	—	—	—	—	—	—
Index 400 Stock Division
Accumulation Unit Value(c)	$ 21.794	$ 19.805	$ 17.625	$ 15.159	$ 11.228	$ 13.138	$13.225	$11.283	—	—
Number of Units Outstanding	1,580,080	1,582,849	1,466,700	1,229,196	1,164,280	1,136,905	756,727	1,071	—	—
Janus Capital Appreciation Division
Accumulation Unit Value(a)	$ 17.608	$ 16.788	$ 14.349	$ 11.990	—	—	—	—	—	—
Number of Units Outstanding	1,668	99	99	100	—	—	—	—	—	—
Growth Stock Division
Accumulation Unit Value	$ 32.066	$ 29.266	$ 27.171	$ 25.472	$ 21.415	$ 27.050	$31.532	$32.337	$26.399	$20.837
Number of Units Outstanding	820,661	794,150	804,408	807,600	821,207	902,782	978,007	792,443	651,556	482,897
Large Cap Core Stock Division
Accumulation Unit Value	$ 27.124	$ 24.327	$ 22.430	$ 20.738	$ 16.717	$ 23.282	$25.244	$27.135	$25.246	$20.502
Number of Units Outstanding	805,947	748,647	689,706	637,111	551,741	659,955	650,867	798,291	801,964	711,558
Capital Guardian Domestic Equity Division
Accumulation Unit Value(b)	$ 15.238	$ 13.072	$ 12.099	$ 10.354	$ 7.703	$ 9.781	—	—	—	—
Number of Units Outstanding	5,493	8,361	8,735	12,164	8,306	3,123	—	—	—	—
T. Rowe Price Equity Income Division
Accumulation Unit Value(a)	$ 17.675	$ 14.834	$ 14.238	$ 12.364	—	—	—	—	—	—
Number of Units Outstanding	1,223	2,382	2,390	100	—	—	—	—	—	—
Index 500 Stock Division
Accumulation Unit Value	$ 60.679	$ 52.480	$ 50.112	$ 45.269	$ 35.246	$ 45.229	$51.326	$56.250	$46.522	$36.142
Number of Units Outstanding	1,454,197	1,571,410	1,651,992	1,688,506	1,782,370	2,198,576	2,433,768	2,756,358	2,699,180	2,558,205
Asset Allocation Division
Accumulation Unit Value(b)	$ 13.712	$ 12.475	$ 11.660	$ 10.598	$ 8.786	$ 9.790	—	—	—	—
Number of Units Outstanding	1,584	42,692	42,757	29,369	19,667	3,116	—	—	—	—
Balanced Division
Accumulation Unit Value	$123.032	$111.422	$107.556	$ 99.687	$ 84.486	$ 91.373	$94.345	$94.505	$84.987	$71.491
Number of Units Outstanding	426,312	482,815	533,645	557,314	663,996	814,042	872,761	1,066,998	1,211,837	1,341,930
High Yield Bond Division
Accumulation Unit Value	$ 25.706	$ 23.418	$ 23.097	$ 20.483	$ 15.871	$ 16.344	$15.561	$16.310	$16.385	$16.693
Number of Units Outstanding	213,276	235,225	224,928	229,901	175,605	176,992	151,658	205,407	301,661	235,585
Select Bond Division
Accumulation Unit Value	$142.110	$136.985	$134.012	$127.940	$121.280	$108.200	$98.036	$88.954	$89.873	$83.939
Number of Units Outstanding	77,018	82,084	80,822	87,781	92,149	81,426	59,889	72,428	84,033	85,036
Money Market Division
Accumulation Unit Value	$ 37.848	$ 36.095	$ 35.049	$ 34.554	$ 34.133	$ 33.577	$32.312	$30.400	$28.924	$27.435
Number of Units Outstanding	1,740	2,912	2,132	5,951	9,707	13,868	33,652	7,939	45,209	38,584

(a)	The initial investment was made on May 1, 2003.

(b)	The initial investment was made on July 31, 2001.

(c)	The initial investment was made on April 30, 1999.

Account C Prospectus

Accumulation Unit Values

Contracts Issued Between April 30, 1984 and December 31, 1991 (continued)

Fidelity® VIP Mid Cap Portfolio

	December 31
	2006	2005	2004	2003
VIP Mid Cap Division
Accumulation Unit Value(a)	$23.261	$20.694	$17.535	$14.067
Number of Units Outstanding	6,567	6,357	4,283	100

(a)	The initial investment was made on May 1, 2003.

Russell Investment Funds

	December 31
	2006	2005	2004	2003	2002	2001	2000	1999
Multi-Style Equity Division
Accumulation Unit Value(c)	$10.647	$ 9.443	$ 8.803	$ 8.017	$ 6.221	$ 8.099	$ 9.441	$10.760
Number of Units Outstanding	22,549	22,668	24,338	25,067	8,210	24,279	24,295	17,246
Aggressive Equity Division
Accumulation Unit Value(c)	$17.759	$15.471	$14.545	$12.678	$ 8.708	$10.758	$11.018	$11.091
Number of Units Outstanding	—	—	557	907	918	927	939	950
Non-U.S. Division
Accumulation Unit Value(c)	$16.376	$13.245	$11.650	$9.848	$ 7.096	$ 8.363	$10.725	$12.534
Number of Units Outstanding	5,724	910	1,535	2,804	2.877	2,905	2,822	—
Real Estate Securities Division
Accumulation Unit Value(c)	$37.507	$27.612	$24.444	$18.124	$13.209	$12.725	$11.800	$ 9.274
Number of Units Outstanding	1,459,346	1,208,105	1,080,457	743,392	640,470	459,992	191,981	3,723
Core Bond Division
Accumulation Unit Value(c)	$14.986	$14.448	$14.163	$13.532	$12.749	$11.713	$10.906	$ 9.914
Number of Units Outstanding	—	—	174	1,053	—	—	—	—

(c)	The initial investment was made on April 30, 1999.

Account C Prospectus

The Northwestern Mutual
Life Insurance Company • Milwaukee, WI
www.northwesternmutual.com

90-1896 (0386) (REV 0407)

Northwestern Mutual®

PO BOX 3095
MILWAUKEE WI 53201-3095

STATEMENT OF ADDITIONAL INFORMATION

April 30, 2007

GROUP COMBINATION ANNUITY

A group combination Annuity Contract (the “Contract”) to provide retirement annuity benefits for self-employed persons and their eligible employees. Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts.

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Annuity Account C

This Statement of Additional Information (“SAI”)is not a prospectus but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Investment Products and Services Department, Room W04SE, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 888-455-2232, or visiting the website www.nmfn.com.

269488

GENERAL INFORMATION

The Account was originally named NML Separate Account C but was renamed NML Variable Annuity Account C on November 23, 1983. The Account is used for the Contracts and for other variable annuity contracts issued by the Company.

DISTRIBUTION OF THE CONTRACTS

Although the Contract is no longer offered for sale to retirement plans of self-employed persons, subsequent Purchase Payments may continue to be made under in-force Contracts, either directly to the Company or through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”).

NMIS is considered the underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable annuity contracts.

Year	Amount
2006	$10,636
2005	$14,127
2004	$72,137

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Payment Plans,” including “Description of Payment Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant’s adjusted age. The amount of the first payment is the sum of the payments from each Division. The payments from each Division are determined by multiplying the applicable monthly variable annuity payment rate by the benefits allocated to the Division under the variable Payment Plan. (See “Illustrations of Variable Annuity Payments”.) Payment rate tables are set forth in the Contracts. Annuity payment rates currently in use by Northwestern Mutual are based on the 1983 Table a with Projection Scale G.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant.

The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division. The payments from each Division are determined by multiplying the number of Annuity Units credited to the Annuitant in the Division by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division was arbitrarily established as of the date on which the operations of the Division began. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the annuity rate and expense guarantee charge.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the mortality rate tables.

If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (2) in the example shows the applicable monthly payment rate for an annuitant, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus).

(1)	Value of Annuitant’s retirement benefit allocated to Balanced	$50,000

(2)	Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.00

(3)	Amount of first payment from Balanced Division (1) x (2) divided by $1,000.	$250.00

(4)	Assumed Value of Annuity Unit in Balanced Division on effective date of payment plan.	$1.500000

(5)	Number of Annuity Units credited in Balanced Division, (3) divided by (4)	166.67

The $50,000 value on the effective date of the payment plan provides a first payment from the Balanced Division of $250.00, and payments thereafter of the varying dollar value of 166.67 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 166.67 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 166.67 multiplied by $1.501000, or $250.17.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month (see “Net Investment Factor”) was less than the Assumed Investment Rate of 3- 1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 166.67 X $1.499000, or $249.84.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract may be transferred subject to the terms of the Plan or Trust. The transferee, or its fiduciary representative, must acknowledge in writing that the new Owner is a tax-qualified pension or profit-sharing plan. Written proof of transfer satisfactory to Northwestern Mutual must be received at the Home Office of Northwestern Mutual. The transfer will take effect on the date the proof of the transfer is signed. Ownership of a Contract may not be assigned without the consent of Northwestern Mutual. Northwestern Mutual will not be responsible for the validity or effect of the assignment or for any payment or other action taken by Northwestern Mutual before Northwestern Mutual consents to the assignment.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

NML VARIABLE ANNUITY ACCOUNT C

Financial Statements for Period Ending

December 31, 2006

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Small Cap Growth Stock Division	T. Rowe Price Small Cap Value Division	Aggressive Growth Stock Division	International Growth Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$37,156	$1,098	$76,223	$1,110
Fidelity Variable Insurance Products Fund III	—	—	—	—
Russell Investment Funds	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	1	—	2	—

Total Assets	37,157	1,098	76,225	1,110

Liabilities:
Due to Northwestern Mutual Life Insurance Company	4	—	—	—

Total Liabilities	4	—	—	—

Total Net Assets	$37,153	$1,098	$76,225	$1,110

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$36,094	$206	$69,753	$170
Annuity Reserves	—	—	32	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—
After December 31, 1991- Front Load Version
Accumulation Units (5)	264	191	1,908	232
After December 31, 1991 - Simplified Load
Accumulation Units (6)	791	665	4,532	701
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	4	36	—	7

Total Net Assets	$37,153	$1,098	$76,225	$1,110

(1) Investments, at Cost	$32,823	$944	$69,315	$943
(2) Shares Outstanding	15,592	598	22,645	629
(3) Accumulation Unit Value	$29.232653	$20.213417	$60.663705	$19.240066
Units Outstanding	1,235	10	1,150	9
(4) Accumulation Unit Value	$28.132405	$19.673436	$56.016908	$18.725977
Units Outstanding	—	—	—	—
(5) Accumulation Unit Value	$2.781125	$1.951475	$3.629478	$1.857462
Units Outstanding	95	98	526	125
(6) Accumulation Unit Value	$2.656257	$1.889257	$5.264930	$1.798235
Units Outstanding	298	352	861	390
(7) Accumulation Unit Value	$1.269179	$1.983334	$0.896717	$1.887847
Units Outstanding	3	18	—	4

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Franklin Templeton International Equity Division	AllianceBernstein Mid Cap Value Division	Index 400 Stock Division	Janus Capital Appreciation Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$96,338	$454	$35,689	$647
Fidelity Variable Insurance Products Fund III	—	—	—	—
Russell Investment Funds	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	—	—	—

Total Assets	96,338	454	35,689	647

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	—

Total Liabilities	—	—	—	—

Total Net Assets	$96,338	$454	$35,689	$647

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$90,544	$2	$34,437	$29
Annuity Reserves	31	—	42	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—
After December 31, 1991 - Front Load Version
Accumulation Units (5)	1,917	122	280	148
After December 31, 1991 - Simplified Load
Accumulation Units (6)	3,717	328	924	470
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	129	2	6	—

Total Net Assets	$96,338	$454	$35,689	$647

(1) Investments, at Cost	$59,518	$442	$30,539	$636
(2) Shares Outstanding	41,311	297	22,502	400
(3) Accumulation Unit Value	$4.305729	$19.078717	$21.794434	$17.607745
Units Outstanding	21,029	—	1,580	2
(4) Accumulation Unit Value	$4.021254	$18.732438	$20.974220	$17.288140
Units Outstanding	—	—	—	—
(5) Accumulation Unit Value	$3.939907	$1.862989	$2.073495	$1.719354
Units Outstanding	486	66	135	86
(6) Accumulation Unit Value	$3.630318	$1.822606	$1.980401	$1.682068
Units Outstanding	1,024	180	467	279
(7) Accumulation Unit Value	$1.662262	$1.883538	$1.720014	$1.738315
Units Outstanding	77	1	4	—

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Growth Stock Division	Large Cap Core Stock Division	Capital Guardian Domestic Equity Division	T. Rowe Price Equity Income Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$29,481	$24,567	$1,419	$362
Fidelity Variable Insurance Products Fund III	—	—	—	—
Russell Investment Funds	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	—	—	—

Total Assets	29,481	24,567	1,419	362

Liabilities:
Due to Northwestern Mutual Life Insurance Company	1	—	1	1

Total Liabilities	1	—	1	1

Total Net Assets	$29,480	$24,567	$1,418	$361

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$26,316	$21,860	$84	$22
Annuity Reserves	32	4	—	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—
After December 31, 1991 - Front Load Version
Accumulation Units (5)	820	858	365	15
After December 31, 1991 - Simplified Load
Accumulation Units (6)	2,302	1,845	921	197
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	10	—	48	127

Total Net Assets	$29,480	$24,567	$1,418	$361

(1) Investments, at Cost	$25,181	$20,598	$1,194	$343
(2) Shares Outstanding	12,823	18,226	1,086	237
(3) Accumulation Unit Value	$32.066403	$27.123722	$15.237722	$17.674755
Units Outstanding	821	806	5	1
(4) Accumulation Unit Value	$30.098494	$25.459009	$14.830524	$17.353936
Units Outstanding	—	—	—	—
(5) Accumulation Unit Value	$2.953359	$2.498112	$1.471085	$1.725926
Units Outstanding	278	344	248	9
(6) Accumulation Unit Value	$2.737665	$2.315687	$1.424141	$1.688469
Units Outstanding	841	797	647	117
(7) Accumulation Unit Value	$0.931362	$0.990903	$1.495151	$1.744928
Units Outstanding	11	—	32	73

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Index 500 Stock Division	Asset Allocation Division	Balanced Division	High Yield Bond Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$97,294	$2,028	$69,230	$6,351
Fidelity Variable Insurance Products Fund III	—	—	—	—
Russell Investment Funds	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	2	3	—

Total Assets	97,294	2,030	69,233	6,351

Liabilities:
Due to Northwestern Mutual Life Insurance Company	2	—	1	—

Total Liabilities	2	—	1	—

Total Net Assets	$97,292	$2,030	$69,232	$6,351

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$88,239	$22	$51,447	$5,483
Annuity Reserves	60	180	492	19
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	886	—
After December 31, 1991- Front Load Version
Accumulation Units (5)	3,158	107	3,434	192
After December 31, 1991- Simplified Load
Accumulation Units (6)	5,821	1,439	12,684	626
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	14	282	289	31

Total Net Assets	$97,292	$2,030	$69,232	$6,351

(1) Investments, at Cost	$80,661	$1,788	$63,172	$6,176
(2) Shares Outstanding	29,845	1,661	35,089	8,651
(3) Accumulation Unit Value	$60.678957	$13.712349	$123.031604	$25.706496
Units Outstanding	1,454	2	418	213
(4) Accumulation Unit Value	$56.026058	$13.345984	$108.604944	$24.129052
Units Outstanding	—	—	8	—
(5) Accumulation Unit Value	$4.059609	$1.323795	$3.135073	$2.367669
Units Outstanding	778	81	1,095	81
(6) Accumulation Unit Value	$4.861802	$1.281584	$8.914893	$2.194730
Units Outstanding	1,197	1,122	1,423	285
(7) Accumulation Unit Value	$1.058385	$1.345472	$1.251906	$1.558583
Units Outstanding	14	209	231	20

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Select Bond Division	Money Market Division	Fidelity VIP Mid Cap Division	Russell Multi-Style Equity Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$14,172	$3,911	$—	$—
Fidelity Variable Insurance Products Fund III	—	—	1,129	—
Russell Investment Funds	—	—	—	2,233
Due from Northwestern Mutual Life Insurance Company	—	—	—	1

Total Assets	14,172	3,911	1,129	2,234

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	—	1

Total Liabilities	—	—	—	1

Total Net Assets	$14,172	$3,911	$1,129	$2,233

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$10,945	$66	$153	$240
Annuity Reserves	60	5	—	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—
After December 31, 1991- Front Load Version
Accumulation Units (5)	701	641	190	997
After December 31, 1991- Simplified Load
Accumulation Units (6)	2,453	2,889	735	987
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	13	310	51	9

Total Net Assets	$14,172	$3,911	$1,129	$2,233

(1) Investments, at Cost	$14,360	$3,911	$1,044	$1,859
(2) Shares Outstanding	11,810	3,911	33	150
(3) Accumulation Unit Value	$142.110273	$37.848488	$23.260937	$10.646608
Units Outstanding	77	2	7	23
(4) Accumulation Unit Value	$125.384934	$33.449958	$22.838777	$10.245875
Units Outstanding	—	—	—	—
(5) Accumulation Unit Value	$2.379547	$1.625468	$2.271390	$1.012894
Units Outstanding	295	395	84	984
(6) Accumulation Unit Value	$10.241683	$2.884986	$2.222115	$0.967415
Units Outstanding	239	1,001	331	1,020
(7) Accumulation Unit Value	$1.516531	$1.182475	$2.296424	$1.011417
Units Outstanding	8	262	22	9

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Assets and Liabilities

December 31, 2006

(in thousands, except accumulation unit values)

	Russell Aggressive Equity Division	Russell Non-US Division	Russell Real Estate Securities Division	Russell Core Bond Division
Assets:
Investments, at Value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—
Fidelity Variable Insurance Products Fund III	—	—	—	—
Russell Investment Funds	852	1,592	57,144	1,880
Due from Northwestern Mutual Life Insurance Company	—	—	1	—

Total Assets	852	1,592	57,145	1,880

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	—	1	—

Total Liabilities	—	—	1	—

Total Net Assets	$852	$1,592	$57,144	$1,880

Net Assets:
Group Variable Annuity Contracts Issued:
Prior to December 17, 1981 or between April 30, 1984 and December 31, 1991
Accumulation Units (3)	$—	$94	$54,735	$—
Annuity Reserves	—	8	46	—
After December 16, 1981 and Prior to May 1, 1984
Accumulation Units (4)	—	—	—	—
After December 31, 1991- Front Load Version
Accumulation Units (5)	210	634	586	1,059
After December 31, 1991- Simplified Load
Accumulation Units (6)	638	841	1,729	620
Individual Variable Annuity Contracts Issued:
On or After October 16, 2006 - Network Edition
Accumulation Units (7)	4	15	48	201

Total Net Assets	$852	$1,592	$57,144	$1,880

(1) Investments, at Cost	$819	$1,273	$46,547	$1,920
(2) Shares Outstanding	59	106	2,678	185
(3) Accumulation Unit Value	$17.758799	$16.375774	$37.506853	$14.985609
Units Outstanding	—	6	1,459	—
(4) Accumulation Unit Value	$17.090383	$15.759463	$36.096069	$14.421697
Units Outstanding	—	—	—	—
(5) Accumulation Unit Value	$1.689533	$1.557923	$3.568425	$1.425695
Units Outstanding	124	407	164	743
(6) Accumulation Unit Value	$1.613684	$1.488032	$3.408298	$1.361728
Units Outstanding	396	565	507	455
(7) Accumulation Unit Value	$1.513536	$1.339553	$3.533780	$1.425011
Units Outstanding	2	11	14	141

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2006

(in thousands)

	Small Cap Growth Stock Division	T. Rowe Price Small Cap Value Stock Division	Aggressive Growth Stock Division	International Growth Division
Income:
Dividend income	$—	$3	$99	$2
Expenses:
Mortality and expense risk charges	14	10	72	9

Net investment income (loss)	(14)	(7)	27	(7)

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	1,614	167	(637)	89
Realized gain distributions	4,833	50	1,820	13

Realized gains (losses)	6,447	217	1,183	102

Change in unrealized appreciation (depreciation) of investments during the period	(4,223)	(35)	2,119	78

Net increase (decrease) in net assets resulting from operations	$2,210	$175	$3,329	$173

	Franklin Templeton International Equity Division	AllianceBernstein Mid Cap Value Division	Index 400 Stock Division	Janus Capital Appreciation Division
Income:
Dividend income	$1,394	$5	$382	$2
Expenses:
Mortality and expense risk charges	51	5	16	8

Net investment income (loss)	1,343	—	366	(6)

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	1,595	54	1,916	99
Realized gain distributions	—	36	2,185	31

Realized gains (losses)	1,595	90	4,101	130

Change in unrealized appreciation (depreciation) of investments during the period	18,993	(31)	(1,222)	(116)

Net increase (decrease) in net assets resulting from operations	$21,931	$59	$3,245	$8

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2006

(in thousands)

	Growth Stock Division	Large Cap Core Stock Division	Capital Domestic Equity Division	T. Rowe Price Equity Income Division
Income:
Dividend income	$207	$242	$—	$5
Expenses:
Mortality and expense risk charges	35	28	13	2

Net investment income (loss)	172	214	(13)	3

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	(97)	(236)	93	8
Realized gain distributions	—	—	16	8

Realized gains (losses)	(97)	(236)	109	16

Change in unrealized appreciation (depreciation) of investments during the period	2,429	2,487	88	21

Net increase (decrease) in net assets resulting from operations	$2,504	$2,465	$184	$40

	Index 500 Stock Division	Asset Allocation Division	Balanced Division	High Yield Bond Division

Income:
Dividend income	$1,438	$34	$1,976	$439
Expenses:
Mortality and expense risk charges	97	16	188	13

Net investment income (loss)	1,341	18	1,788	426

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	1,713	131	94	190
Realized gain distributions	3,232	45	763	—

Realized gains (losses)	4,945	176	857	190

Change in unrealized appreciation (depreciation) of investments during the period	6,865	(44)	3,880	(24)

Net increase (decrease) in net assets resulting from operations	$13,151	$150	$6,525	$592

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Operations

For the Year Ended December 31, 2006

(in thousands)

	Select Bond Division	Money Market Division	Fidelity VIP Mid Cap Division	Russell Multi-Style Equity Division
Income:
Dividend income	$576	$160	$2	$19
Expenses:
Mortality and expense risk charges	46	36	8	17

Net investment income (loss)	530	124	(6)	2

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	(260)	—	48	40
Realized gain distributions	—	—	100	—

Realized gains (losses)	(260)	—	148	40

Change in unrealized appreciation (depreciation) of investments during the period	184	—	(42)	182

Net increase (decrease) in net assets resulting from operations	$454	$124	$100	$224

	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Real Estate Securities Division	Russell Core Bond Division

Income:
Dividend income	$2	$36	$925	$68
Expenses:
Mortality and expense risk charges	10	13	25	13

Net investment income (loss)	(8)	23	900	55

Realized gain (losses) on investments:
Realized gain (loss) on sale of fund shares	97	248	1,710	(13)
Realized gain distributions	109	31	3,985	—

Realized gains (losses)	206	279	5,695	(13)

Change in unrealized appreciation (depreciation) of investments during the period	(88)	(32)	7,311	(2)

Net increase (decrease) in net assets resulting from operations	$110	$270	$13,906	$40

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Small Cap Growth Stock Division		T. Rowe Price Small Cap Value Stock Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$(14)	$(17)	$(7)	$(7)
Net realized gains (losses)	6,447	1,245	217	191
Net change in unrealized appreciation (depreciation)	(4,223)	2,096	(35)	(100)

Net increase (decrease) in net assets resulting from operations	2,210	3,324	175	84

Contract Transactions:
Contract owners’ net payments	4,508	4,047	89	169
Annuity payments	—	—	—	—
Surrenders and other (net)	(3,384)	(2,783)	(418)	(190)
Transfers from other divisions or sponsor	2,268	3,586	259	195
Transfers to other divisions or sponsor	(4,171)	(2,990)	(282)	(249)

Net increase (decrease) in net assets resulting from contract transactions	(779)	1,860	(352)	(75)

Net increase (decrease) in net assets	1,431	5,184	(177)	9

Net Assets:
Beginning of period	35,722	30,538	1,275	1,266

End of period	$37,153	$35,722	$1,098	$1,275

Units issued during the period	444	537	170	238
Units redeemed during the period	(566)	(636)	(288)	(323)

Net units issued (redeemed) during period	(122)	(99)	(118)	(85)

	Aggressive Growth Stock Division		International Growth Stock Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$27	$(35)	$(7)	$2
Net realized gains (losses)	1,183	(1,702)	102	57
Net change in unrealized appreciation (depreciation)	2,119	6,225	78	39

Net increase (decrease) in net assets resulting from operations	3,329	4,488	173	98

Contract Transactions:
Contract owners’ net payments	5,540	6,055	135	53
Annuity payments	(3)	(2)	—	—
Surrenders and other (net)	(6,321)	(7,368)	(204)	(56)
Transfers from other divisions or sponsor	904	1,121	536	338
Transfers to other divisions or sponsor	(7,981)	(7,096)	(296)	(121)

Net increase (decrease) in net assets resulting from contract transactions	(7,861)	(7,290)	171	214

Net increase (decrease) in net assets	(4,532)	(2,802)	344	312

Net Assets:
Beginning of period	80,757	83,559	766	454

End of period	$76,225	$80,757	$1,110	$766

Units issued during the period	318	488	372	239
Units redeemed during the period	(588)	(934)	(291)	(63)

Net units issued (redeemed) during period	(270)	(446)	81	176

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Franklin Templeton International Equity Division		AllianceBernstein Mid Cap Value Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$1,343	$1,073	$—	$(1)
Net realized gains (losses)	1,595	1,490	90	31
Net change in unrealized appreciation (depreciation)	18,993	4,488	(31)	(4)

Net increase (decrease) in net assets resulting from operations	21,931	7,051	59	26

Contract Transactions:
Contract owners’ net payments	6,148	6,080	29	62
Annuity payments	(3)	(2)	—	—
Surrenders and other (net)	(4,837)	(4,854)	(287)	(26)
Transfers from other divisions or sponsor	6,549	4,488	367	166
Transfers to other divisions or sponsor	(2,099)	(3,956)	(265)	(63)

Net increase (decrease) in net assets resulting from contract transactions	5,758	1,756	(156)	139

Net increase (decrease) in net assets	27,689	8,807	(97)	165

Net Assets:
Beginning of period	68,649	59,842	551	386

End of period	$96,338	$68,649	$454	$551

Units issued during the period	3,835	4,319	244	144
Units redeemed during the period	(2,270)	(3,761)	(329)	(56)

Net units issued (redeemed) during period	1,565	558	(85)	88

	Index 400 Stock Division		Janus Capital Appreciation Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$366	$210	$(6)	$(4)
Net realized gains (losses)	4,101	2,465	130	37
Net change in unrealized appreciation (depreciation)	(1,222)	812	(116)	57

Net increase (decrease) in net assets resulting from operations	3,245	3,487	8	90

Contract Transactions:
Contract owners’ net payments	4,247	4,374	46	107
Annuity payments	(4)	(3)	—	—
Surrenders and other (net)	(3,895)	(3,252)	(373)	(12)
Transfers from other divisions or sponsor	2,658	2,821	227	333
Transfers to other divisions or sponsor	(3,514)	(2,192)	(167)	(33)

Net increase (decrease) in net assets resulting from contract transactions	(508)	1,748	(267)	395

Net increase (decrease) in net assets	2,737	5,235	(259)	485

Net Assets:
Beginning of period	32,952	27,717	906	421

End of period	$35,689	$32,952	$647	$906

Units issued during the period	579	674	157	288
Units redeemed during the period	(825)	(827)	(344)	(31)

Net units issued (redeemed) during period	(246)	(153)	(187)	257

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Large Cap Core Stock Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$172	$233	$214	$218
Net realized gains (losses)	(97)	(617)	(236)	(639)
Net change in unrealized appreciation (depreciation)	2,429	2,295	2,487	2,013

Net increase (decrease) in net assets resulting from operations	2,504	1,911	2,465	1,592

Contract Transactions:
Contract owners’ net payments	2,530	2,838	2,082	2,657
Annuity payments	(3)	(3)	—	—
Surrenders and other (net)	(2,444)	(2,959)	(1,778)	(2,324)
Transfers from other divisions or sponsor	2,994	1,944	3,057	3,025
Transfers to other divisions or sponsor	(2,855)	(2,535)	(2,047)	(2,121)

Net increase (decrease) in net assets resulting from contract transactions	222	(715)	1,314	1,237

Net increase (decrease) in net assets	2,726	1,196	3,779	2,829

Net Assets:
Beginning of period	26,754	25,558	20,788	17,959

End of period	$29,480	$26,754	$24,567	$20,788

Units issued during the period	527	484	528	827
Units redeemed during the period	(719)	(662)	(524)	(821)

Net units issued (redeemed) during period	(192)	(178)	4	6

	Capital Guardian Domestic Equity Division		T. Rowe Price Equity Income Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$(13)	$5	$3	$1
Net realized gains (losses)	109	315	16	21
Net change in unrealized appreciation (depreciation)	88	(222)	21	(19)

Net increase (decrease) in net assets resulting from operations	184	98	40	3

Contract Transactions:
Contract owners’ net payments	138	119	145	37
Annuity payments	—	—	—	—
Surrenders and other (net)	(242)	(158)	(59)	(125)
Transfers from other divisions or sponsor	358	275	97	44
Transfers to other divisions or sponsor	(383)	(647)	(48)	(65)

Net increase (decrease) in net assets resulting from contract transactions	(129)	(411)	135	(109)

Net increase (decrease) in net assets	55	(313)	175	(106)

Net Assets:
Beginning of period	1,363	1,676	186	292

End of period	$1,418	$1,363	$361	$186

Units issued during the period	376	394	195	80
Units redeemed during the period	(456)	(739)	(101)	(161)

Net units issued (redeemed) during period	(80)	(345)	94	(81)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Asset Allocation Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$1,341	$1,488	$18	$12
Net realized gains (losses)	4,945	2,261	176	82
Net change in unrealized appreciation (depreciation)	6,865	321	(44)	12

Net increase (decrease) in net assets resulting from operations	13,151	4,070	150	106

Contract Transactions:
Contract owners’ net payments	6,473	6,533	515	185
Annuity payments	(6)	(5)	(15)	(14)
Surrenders and other (net)	(9,034)	(9,238)	(548)	(146)
Transfers from other divisions or sponsor	3,608	2,383	174	194
Transfers to other divisions or sponsor	(8,973)	(6,374)	(117)	(158)

Net increase (decrease) in net assets resulting from contract transactions	(7,932)	(6,701)	9	61

Net increase (decrease) in net assets	5,219	(2,631)	159	167

Net Assets:
Beginning of period	92,073	94,704	1,871	1,704

End of period	$97,292	$92,073	$2,030	$1,871

Units issued during the period	672	877	536	343
Units redeemed during the period	(1,193)	(1,636)	(147)	(278)

Net units issued (redeemed) during period	(521)	(759)	389	65

	Balanced Division		High Yield Bond Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$1,788	$1,752	$426	$442
Net realized gains (losses)	857	616	190	157
Net change in unrealized appreciation (depreciation)	3,880	(49)	(24)	(521)

Net increase (decrease) in net assets resulting from operations	6,525	2,319	592	78

Contract Transactions:
Contract owners’ net payments	4,011	5,198	742	802
Annuity payments	(37)	(32)	(2)	(2)
Surrenders and other (net)	(10,241)	(10,627)	(1,060)	(608)
Transfers from other divisions or sponsor	2,305	2,234	574	817
Transfers to other divisions or sponsor	(5,040)	(4,423)	(1,220)	(1,045)

Net increase (decrease) in net assets resulting from contract transactions	(9,002)	(7,650)	(966)	(36)

Net increase (decrease) in net assets	(2,477)	(5,331)	(374)	42

Net Assets:
Beginning of period	71,709	77,040	6,725	6,683

End of period	$69,232	$71,709	$6,351	$6,725

Units issued during the period	879	1,163	226	248
Units redeemed during the period	(1,507)	(1,217)	(447)	(371)

Net units issued (redeemed) during period	(628)	(54)	(221)	(123)

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Money Market Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$530	$542	$124	$67
Net realized gains (losses)	(260)	20	—	—
Net change in unrealized appreciation (depreciation)	184	(260)	—	—

Net increase (decrease) in net assets resulting from operations	454	302	124	67

Contract Transactions:
Contract owners’ net payments	1,272	1,932	2,787	1,217
Annuity payments	(7)	(7)	(1)	(1)
Surrenders and other (net)	(3,185)	(1,931)	(2,113)	(3,301)
Transfers from other divisions or sponsor	1,730	1,269	1,923	2,671
Transfers to other divisions or sponsor	(2,323)	(1,907)	(1,856)	(1,703)

Net increase (decrease) in net assets resulting from contract transactions	(2,513)	(644)	740	(1,117)

Net increase (decrease) in net assets	(2,059)	(342)	864	(1,050)

Net Assets:
Beginning of period	16,231	16,573	3,047	4,097

End of period	$14,172	$16,231	$3,911	$3,047

Units issued during the period	285	428	2,018	2,113
Units redeemed during the period	(580)	(572)	(1,568)	(2,598)

Net units issued (redeemed) during period	(295)	(144)	450	(485)

	Fidelity VIP Mid Cap Division		Russell Multi-Style Equity Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$(6)	$(5)	$2	$6
Net realized gains (losses)	148	38	40	(42)
Net change in unrealized appreciation (depreciation)	(42)	57	182	130

Net increase (decrease) in net assets resulting from operations	100	90	224	94

Contract Transactions:
Contract owners’ net payments	77	120	203	182
Annuity payments	—	—	—	—
Surrenders and other (net)	(66)	(34)	(553)	(141)
Transfers from other divisions or sponsor	418	335	1,194	327
Transfers to other divisions or sponsor	(196)	(122)	(872)	(236)

Net increase (decrease) in net assets resulting from contract transactions	233	299	(28)	132

Net increase (decrease) in net assets	333	389	196	226

Net Assets:
Beginning of period	796	407	2,037	1,811

End of period	$1,129	$796	$2,233	$2,037

Units issued during the period	225	201	1,279	524
Units redeemed during the period	(118)	(62)	(1,319)	(384)

Net units issued (redeemed) during period	107	139	(40)	140

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Statements of Changes in Net Assets

(in thousands)

	Russell Aggressive Equity Division		Russell Non- U.S. Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$(8)	$(8)	$23	$10
Net realized gains (losses)	206	139	279	78
Net change in unrealized appreciation (depreciation)	(88)	(80)	(32)	92

Net increase (decrease) in net assets resulting from operations	110	51	270	180

Contract Transactions:
Contract owners’ net payments	92	74	142	116
Annuity payments	—	—	—	—
Surrenders and other (net)	(110)	(106)	(722)	(69)
Transfers from other divisions or sponsor	174	44	1,015	263
Transfers to other divisions or sponsor	(262)	(197)	(651)	(381)

Net increase (decrease) in net assets resulting from contract transactions	(106)	(185)	(216)	(71)

Net increase (decrease) in net assets	4	(134)	54	109

Net Assets:
Beginning of period	848	982	1,538	1,429

End of period	$852	$848	$1,592	$1,538

Units issued during the period	175	97	792	330
Units redeemed during the period	(243)	(221)	(1,019)	(391)

Net units issued (redeemed) during period	(68)	(124)	(227)	(61)

	Russell Real Estate Securities Division		Russell Core Bond Division
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Operations:
Net investment income (loss)	$900	$679	$55	$40
Net realized gains (losses)	5,695	6,090	(13)	12
Net change in unrealized appreciation (depreciation)	7,311	(2,548)	(2)	(37)

Net increase (decrease) in net assets resulting from operations	13,906	4,221	40	15

Contract Transactions:
Contract owners’ net payments	5,598	7,014	356	136
Annuity payments	(3)	(3)	—	—
Surrenders and other (net)	(10,068)	(13,988)	(420)	(69)
Transfers from other divisions or sponsor	14,173	11,960	1,388	377
Transfers to other divisions or sponsor	(2,120)	(2,214)	(1,076)	(262)

Net increase (decrease) in net assets resulting from contract transactions	7,580	2,769	248	182

Net increase (decrease) in net assets	21,486	6,990	288	197

Net Assets:
Beginning of period	35,658	28,668	1,592	1,395

End of period	$57,144	$35,658	$1,880	$1,592

Units issued during the period	924	1,403	1,305	377
Units redeemed during the period	(869)	(1,362)	(1,135)	(242)

Net units issued (redeemed) during period	55	41	170	135

The Accompanying Notes are an Integral Part of the Financial Statements.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2006

1.	Organization

NML Variable Annuity Account C (the “Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund group combination variable annuity contracts (“contracts”) for HR-10 and corporate pension and profit-sharing plans which qualify for special tax treatment under the Internal Revenue Code and individual variable annuity contracts of certain eligible persons. Three versions of the contract are offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Simplified Load contracts with an installment fee of $750; and Network Edition contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund III and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940.

2.	Significant Accounting Policies

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

The shares are valued at the Funds’ offering and redemption prices per share. Transactions in Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Since 1996, Northwestern Mutual has paid a dividend to certain contracts. The dividend is re-invested in the Account and has been reflected as a Contract Owners’ Net Payment in the accompanying financial statements.

Annuity reserves are based on published annuity tables with age adjustment and benefit payments which reflect actual investment experience. Annuity reserves are based on the 1983 Annuity Table a, adjusted with assumed interest rates of 3.5% or 5%.

Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2006 by each Division are shown as follows: (in thousands)

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2006

Division	Purchases	Sales
Small Cap Growth Stock	$9,873	$5,831
T. Rowe Price Small Cap Value	197	505
Aggressive Growth Stock	8,570	14,586
International Growth	476	297
Franklin Templeton International Equity	12,865	5,764
AllianceBernstein Mid Cap Value	177	298
Index 400 Stock	7,285	5,242
Janus Capital Appreciation	134	375
Growth Stock	3,120	2,727
Large Cap Core Stock	3,530	1,998
Capital Guardian Domestic Equity	181	307
T. Rowe Price Equity Income	234	86
Index 500 Stock	12,019	15,376
Asset Allocation	636	566
Balanced	8,169	14,620
High Yield Bond	1,282	1,823
Select Bond	1,982	3,964
Money Market	3,603	2,740
Fidelity VIP Mid Cap	453	126
Russell Multi-Style Equity	531	558
Russell Aggressive Equity	204	209
Russell Non-U.S.	566	727
Russell Real Estate Securities	23,526	11,057
Russell Core Bond	724	420

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued before December 17, 1981 or between April 30, 1984 and December 31, 1991, there is no deduction for mortality and expense risks.

For contracts issued after December 16, 1981, and prior to May 1, 1984, the deduction is determined daily at an annual rate of 0.5% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 0.75% annual rate.

Generally, for contracts issued after December 31, 1991, for the Front Load version and the Simplified Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.65% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed 1% and 1.5% annual rates, respectively.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2006

For Network Edition contracts issued on or after October 16, 2006, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed 0.75% annual rate. The current charges will not be increased for five years from the date of the most recent Prospectus.

5.	Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest			Total Return Lowest to Highest (2)
Small Cap Growth Stock
Year Ended 12/31/06	1,631	$1.269179	to	$29.232653	$37,153	0.00%	0.00%	to	1.25%	2.24%	to	6.68%
Year Ended 12/31/05	1,753	$2.521099	to	$27.401692	$35,722	0.00%	0.00%	to	1.25%	9.81%	to	11.18%
Year Ended 12/31/04	1,852	$2.295965	to	$24.646196	$30,538	0.00%	0.00%	to	1.25%	17.32%	to	18.80%
Year Ended 12/31/03	2,107	$1.956937	to	$20.745671	$24,419	0.00%	0.00%	to	1.25%	31.41%	to	33.06%
Year Ended 12/31/02	1,942	$1.489185	to	$15.591407	$16,886	0.16%	0.00%	to	1.25%	(19.44)%	to	(18.42)%
T. Rowe Price Small Cap
Year Ended 12/31/06	478	$1.889257	to	$20.213417	$1,098	0.28%	0.00%	to	1.25%	4.24%	to	16.55%
Year Ended 12/31/05	596	$1.641244	to	$17.342719	$1,275	0.33%	0.00%	to	1.25%	5.89%	to	7.21%
Year Ended 12/31/04	681	$1.549988	to	$16.175980	$1,266	0.21%	0.00%	to	1.25%	23.02%	to	24.57%
Year Ended 12/31/03	589	$1.259912	to	$12.985287	$826	0.00%	0.00%	to	1.25%	33.48%	to	35.15%
Year Ended 12/31/02	432	$0.943905	to	$9.607906	$454	0.49%	0.00%	to	1.25%	(6.75)%	to	(5.58)%
Aggressive Growth Stock
Year Ended 12/31/06	2,537	$0.896717	to	$60.663705	$76,225	0.12%	0.00%	to	1.25%	2.67%	to	4.40%
Year Ended 12/31/05	2,807	$3.499067	to	$58.106257	$80,757	0.05%	0.00%	to	1.25%	4.82%	to	6.14%
Year Ended 12/31/04	3,253	$3.318231	to	$54.747494	$83,559	0.00%	0.00%	to	1.25%	12.80%	to	14.22%
Year Ended 12/31/03	3,970	$2.924175	to	$47.932675	$79,022	0.00%	0.00%	to	1.25%	23.15%	to	24.69%
Year Ended 12/31/02	5,407	$2.360410	to	$38.441232	$71,654	0.10%	0.00%	to	1.25%	(22.13)%	to	(21.15)%
International Growth Stock
Year Ended 12/31/06	528	$1.798235	to	$19.240066	$1,110	0.20%	0.00%	to	1.25%	12.19%	to	21.48%
Year Ended 12/31/05	447	$1.498861	to	$15.838526	$766	1.19%	0.00%	to	1.25%	16.54%	to	18.00%
Year Ended 12/31/04	271	$1.286123	to	$13.422496	$454	1.15%	0.00%	to	1.25%	20.08%	to	21.59%
Year Ended 12/31/03	120	$1.071062	to	$11.039080	$146	1.79%	0.00%	to	1.25%	37.27%	to	38.99%
Year Ended 12/31/02	59	$0.780276	to	$7.942434	$59	0.27%	0.00%	to	1.25%	(13.42)%	to	(12.34)%
Franklin Templeton
Year Ended 12/31/06	22,616	$1.662262	to	$4.305729	$96,338	1.70%	0.00%	to	1.25%	10.07%	to	30.90%
Year Ended 12/31/05	21,051	$2.808145	to	$3.289423	$68,649	1.76%	0.00%	to	1.25%	10.14%	to	11.52%
Year Ended 12/31/04	20,493	$2.549602	to	$2.949634	$59,842	1.70%	0.00%	to	1.25%	17.85%	to	19.33%
Year Ended 12/31/03	19,611	$2.163493	to	$2.471833	$47,882	1.64%	0.00%	to	1.25%	38.72%	to	40.46%
Year Ended 12/31/02	20,167	$1.559571	to	$1.759773	$35,008	2.11%	0.00%	to	1.25%	(18.43)%	to	(17.40)%
AllianceBernstein Mid Cap
Year Ended 12/31/06	247	$1.822606	to	$19.078717	$454	0.95%	0.00%	to	1.25%	3.35%	to	14.49%
Year Ended 12/31/05	332	$1.611849	to	$16.663892	$551	0.60%	0.00%	to	1.25%	4.15%	to	5.46%
Year Ended 12/31/04	244	$1.547558	to	$15.801473	$386	1.03%	0.00%	to	1.25%	17.19%	to	18.67%
Year Ended 12/31/03	172	$1.320512	to	$13.315544	$229	1.22%	0.00%	to	1.25%	32.05%	to	33.16%
Year Ended 12/31/02	n/a	n/a			n/a	n/a	n/a			n/a
Index 400 Stock
Year Ended 12/31/06	2,186	$1.720014	to	$21.794434	$35,689	1.08%	0.00%	to	1.25%	2.64%	to	10.04%
Year Ended 12/31/05	2,432	$1.822214	to	$19.805364	$32,952	0.77%	0.00%	to	1.25%	10.98%	to	12.37%
Year Ended 12/31/04	2,585	$1.641894	to	$17.624859	$27,717	0.66%	0.00%	to	1.25%	14.82%	to	16.26%
Year Ended 12/31/03	2,444	$1.429987	to	$15.159273	$20,398	0.71%	0.00%	to	1.25%	33.34%	to	35.01%
Year Ended 12/31/02	2,495	$1.072428	to	$11.227976	$14,521	0.84%	0.00%	to	1.25%	(15.60)%	to	(14.54)%

(1)	Division commenced operations on May 1, 2003.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2006

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest			Total Return Lowest to Highest (2)
Janus Capital Appreciation (1)
Year Ended 12/31/06	367	$1.682068	to	$17.607745	$647	0.35%	0.00%	to	1.25%	3.58%	to	4.88%
Year Ended 12/31/05	554	$1.623859	to	$16.788069	$906	0.19%	0.00%	to	1.25%	15.55%	to	17.00%
Year Ended 12/31/04	297	$1.405312	to	$14.349081	$421	0.14%	0.00%	to	1.25%	18.19%	to	19.67%
Year Ended 12/31/03	196	$1.189063	to	$11.990097	$234	0.13%	0.00%	to	1.25%	18.91%	to	19.90%
Year Ended 12/31/02	n/a	n/a			n/a	n/a	n/a			n/a
Growth Stock
Year Ended 12/31/06	1,951	$0.931362	to	$32.066403	$29,480	0.75%	0.00%	to	1.25%	3.67%	to	9.57%
Year Ended 12/31/05	2,143	$2.529872	to	$29.265983	$26,754	1.04%	0.00%	to	1.25%	6.38%	to	7.71%
Year Ended 12/31/04	2,321	$2.378175	to	$27.170823	$25,558	0.70%	0.00%	to	1.25%	5.34%	to	6.67%
Year Ended 12/31/03	2,901	$2.257547	to	$25.471804	$25,382	0.80%	0.00%	to	1.25%	17.47%	to	18.94%
Year Ended 12/31/02	3,217	$1.921805	to	$21.414901	$22,261	1.20%	0.00%	to	1.25%	(21.81)%	to	(20.83)%
Large Cap Core Stock
Year Ended 12/31/06	1,947	$0.990903	to	$27.123722	$24,567	1.07%	0.00%	to	1.25%	3.70%	to	11.49%
Year Ended 12/31/05	1,943	$2.102957	to	$24.327323	$20,788	1.27%	0.00%	to	1.25%	7.12%	to	8.46%
Year Ended 12/31/04	1,937	$1.963264	to	$22.430441	$17,959	0.95%	0.00%	to	1.25%	6.82%	to	8.16%
Year Ended 12/31/03	2,546	$1.837972	to	$20.737771	$16,759	0.92%	0.00%	to	1.25%	22.51%	to	24.05%
Year Ended 12/31/02	3,596	$1.500218	to	$16.717038	$13,871	0.97%	0.00%	to	1.25%	(29.09%)	to	(28.20)%
Capital Guardian Domestic Equity
Year Ended 12/31/06	932	$1.424141	to	$15.237722	$1,418	0.00%	0.00%	to	1.25%	3.17%	to	16.56%
Year Ended 12/31/05	1,012	$1.237056	to	$13.072390	$1,363	1.34%	0.00%	to	1.25%	6.71%	to	8.04%
Year Ended 12/31/04	1,357	$1.159280	to	$12.099054	$1,676	1.48%	0.00%	to	1.25%	15.40%	to	16.85%
Year Ended 12/31/03	1,111	$1.004585	to	$10.354264	$1,235	1.96%	0.00%	to	1.25%	32.74%	to	34.41%
Year Ended 12/31/02	693	$0.756787	to	$7.703469	$584	2.12%	0.00%	to	1.25%	(22.22)%	to	(21.24)%
T. Rowe Price Equity Income (1)
Year Ended 12/31/06	200	$1.688469	to	$17.674755	$361	2.45%	0.00%	to	1.25%	5.32%	to	19.15%
Year Ended 12/31/05	106	$1.434821	to	$14.833915	$186	1.44%	0.00%	to	1.25%	2.90%	to	4.19%
Year Ended 12/31/04	187	$1.394433	to	$14.237970	$292	1.39%	0.00%	to	1.25%	13.73%	to	15.16%
Year Ended 12/31/03	117	$1.226098	to	$12.363579	$144	3.03%	0.00%	to	1.25%	22.61%	to	23.64%
Year Ended 12/31/02	n/a	n/a			n/a	n/a	n/a			n/a
Index 500 Stock
Year Ended 12/31/06	3,443	$1.058385	to	$60.678957	$97,292	1.58%	0.00%	to	1.25%	4.18%	to	15.62%
Year Ended 12/31/05	3,964	$3.533871	to	$52.479807	$92,073	1.75%	0.00%	to	1.25%	3.43%	to	4.72%
Year Ended 12/31/04	4,723	$3.396371	to	$50.112283	$94,704	1.32%	0.00%	to	1.25%	9.32%	to	10.70%
Year Ended 12/31/03	5,326	$3.088134	to	$45.268617	$89,323	1.46%	0.00%	to	1.25%	26.84%	to	28.43%
Year Ended 12/31/02	7,097	$2.420098	to	$35.246385	$77,838	1.44%	0.00%	to	1.25%	(23.04)%	to	(22.07)%
Asset Allocation
Year Ended 12/31/06	1,414	$1.281584	to	$13.712349	$2,030	1.94%	0.00%	to	1.25%	4.37%	to	9.91%
Year Ended 12/31/05	1,025	$1.180583	to	$12.475450	$1,871	1.41%	0.00%	to	1.25%	5.67%	to	6.99%
Year Ended 12/31/04	960	$1.117219	to	$11.659896	$1,704	0.00%	0.00%	to	1.25%	8.65%	to	10.02%
Year Ended 12/31/03	779	$1.028260	to	$10.598020	$1,259	1.72%	0.00%	to	1.25%	19.13%	to	20.63%
Year Ended 12/31/02	1,364	$0.863125	to	$8.785751	$1,490	2.61%	0.00%	to	1.25%	(11.37)%	to	(10.26)%

(1)	Division commenced operations on May 1, 2003.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2006

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest			Total Return Lowest to Highest (2)
Balanced
Year Ended 12/31/06	3,175	$1.251906	to	$123.031604	$69,232	2.89%	0.00%	to	1.25%	3.01%	to	10.42%
Year Ended 12/31/05	3,803	$2.857685	to	$111.421574	$71,709	2.66%	0.00%	to	1.25%	2.31%	to	3.59%
Year Ended 12/31/04	3,857	$2.776467	to	$107.555819	$77,040	2.55%	0.00%	to	1.25%	6.55%	to	7.89%
Year Ended 12/31/03	4,451	$2.590151	to	$99.686821	$78,027	3.21%	0.00%	to	1.25%	16.53%	to	17.99%
Year Ended 12/31/02	6,024	$2.209502	to	$84.486469	$82,224	4.05%	0.00%	to	1.25%	(8.68)%	to	(7.54)%
High Yield Bond
Year Ended 12/31/06	599	$1.558583	to	$25.706496	$6,351	6.78%	0.00%	to	1.25%	3.16%	to	9.77%
Year Ended 12/31/05	820	$2.024344	to	$23.417544	$6,725	6.73%	0.00%	to	1.25%	0.14%	to	1.39%
Year Ended 12/31/04	943	$2.021608	to	$23.096633	$6,683	6.94%	0.00%	to	1.25%	11.36%	to	12.76%
Year Ended 12/31/03	1,036	$1.815388	to	$20.482734	$6,206	0.21%	0.00%	to	1.25%	27.46%	to	29.06%
Year Ended 12/31/02	931	$1.424293	to	$15.870922	$3,894	10.23%	0.00%	to	1.25%	(4.10)%	to	(2.89)%
Select Bond
Year Ended 12/31/06	619	$1.516531	to	$142.110273	$14,172	3.91%	0.00%	to	1.25%	1.62%	to	3.74%
Year Ended 12/31/05	914	$2.308631	to	$136.984725	$16,231	3.57%	0.00%	to	1.25%	0.95%	to	2.22%
Year Ended 12/31/04	1,058	$2.273220	to	$134.012491	$16,573	4.24%	0.00%	to	1.25%	3.44%	to	4.75%
Year Ended 12/31/03	1,226	$2.184385	to	$127.939507	$18,448	3.86%	0.00%	to	1.25%	4.18%	to	5.49%
Year Ended 12/31/02	1,398	$2.084184	to	$121.279762	$19,561	4.77%	0.00%	to	1.25%	10.70%	to	12.09%
Money Market
Year Ended 12/31/06	1,660	$1.182475	to	$37.848488	$3,911	4.72%	0.00%	to	1.25%	1.02%	to	4.86%
Year Ended 12/31/05	1,210	$1.560248	to	$36.095241	$3,047	2.96%	0.00%	to	1.25%	1.71%	to	2.98%
Year Ended 12/31/04	1,695	$1.524874	to	$35.049174	$4,097	1.42%	0.00%	to	1.25%	0.17%	to	1.43%
Year Ended 12/31/03	2,539	$1.513153	to	$34.553668	$6,171	1.29%	0.00%	to	1.25%	(0.02)%	to	1.23%
Year Ended 12/31/02	4,840	$1.504462	to	$34.132616	$10,973	1.66%	0.00%	to	1.25%	0.39%	to	1.65%
Fidelity VIP Mid Cap (1)
Year Ended 12/31/06	444	$2.222115	to	$23.260937	$1,129	0.16%	0.00%	to	1.25%	4.86%	to	12.40%
Year Ended 12/31/05	337	$2.001683	to	$20.694231	$796	0.00%	0.00%	to	1.25%	16.56%	to	18.02%
Year Ended 12/31/04	198	$1.717354	to	$17.535222	$407	0.00%	0.00%	to	1.25%	23.11%	to	24.66%
Year Ended 12/31/03	269	$1.395022	to	$14.066904	$377	0.00%	0.00%	to	1.25%	39.50%	to	40.67%
Year Ended 12/31/02	n/a	n/a			n/a	n/a	n/a			n/a
Russell Multi-Style Equity
Year Ended 12/31/06	2,036	$0.967415	to	$10.646608	$2,233	0.94%	0.00%	to	1.25%	3.39%	to	12.75%
Year Ended 12/31/05	2,076	$0.868789	to	$9.442962	$2,037	1.07%	0.00%	to	1.25%	5.94%	to	7.27%
Year Ended 12/31/04	1,936	$0.820050	to	$8.802993	$1,811	0.67%	0.00%	to	1.25%	8.44%	to	9.81%
Year Ended 12/31/03	1,185	$0.756197	to	$8.016570	$1,087	0.70%	0.00%	to	1.25%	27.26%	to	28.86%
Year Ended 12/31/02	1,177	$0.594202	to	$6.221208	$751	0.62%	0.00%	to	1.25%	(24.14)%	to	(23.19)%
Russell Aggressive Equity
Year Ended 12/31/06	522	$1.513536	to	$17.758799	$852	0.19%	0.00%	to	1.25%	3.31%	to	14.79%
Year Ended 12/31/05	590	$1.423377	to	$15.470599	$848	0.18%	0.00%	to	1.25%	5.04%	to	6.36%
Year Ended 12/31/04	714	$1.355022	to	$14.545498	$982	0.17%	0.00%	to	1.25%	13.30%	to	14.73%
Year Ended 12/31/03	749	$1.195908	to	$12.677885	$911	0.11%	0.00%	to	1.25%	43.79%	to	45.60%
Year Ended 12/31/02	622	$0.831686	to	$8.707578	$527	0.00%	0.00%	to	1.25%	(20.06)%	to	(19.06)%
Russell Non-U.S.
Year Ended 12/31/06	989	$1.339553	to	$16.375774	$1,592	2.47%	0.00%	to	1.25%	8.74%	to	23.64%
Year Ended 12/31/05	1,216	$1.218592	to	$13.244730	$1,538	1.58%	0.00%	to	1.25%	12.28%	to	13.69%
Year Ended 12/31/04	1,277	$1.085315	to	$11.650240	$1,429	2.09%	0.00%	to	1.25%	16.83%	to	18.30%
Year Ended 12/31/03	1,196	$0.928976	to	$9.848016	$1,149	3.46%	0.00%	to	1.25%	37.07%	to	38.79%
Year Ended 12/31/02	747	$0.677755	to	$7.095865	$527	1.62%	0.00%	to	1.25%	(16.20)%	to	(15.15)%

(1)	Division commenced operations on May 1, 2003.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

NML Variable Annuity Account C

Notes to Financial Statements

December 31, 2006

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest			Total Return Lowest to Highest (2)
Russell Real Estate Securities
Year Ended 12/31/06	2,144	$3.408298	to	$37.506853	$57,144	1.98%	0.00%	to	1.25%	5.38%	to	35.84%
Year Ended 12/31/05	2,089	$2.540501	to	$27.611672	$35,658	2.13%	0.00%	to	1.25%	11.56%	to	12.96%
Year Ended 12/31/04	2,048	$2.277262	to	$24.444468	$28,668	2.32%	0.00%	to	1.25%	33.20%	to	34.87%
Year Ended 12/31/03	1,633	$1.709672	to	$18.123797	$15,033	5.38%	0.00%	to	1.25%	35.51%	to	37.21%
Year Ended 12/31/02	1,498	$1.261665	to	$13.208871	$9,566	5.22%	0.00%	to	1.25%	2.51%	to	3.80%
Russell Core Bond
Year Ended 12/31/06	1,339	$1.361728		$14.985609	$1,880	4.44%	0.00%	to	1.25%	1.27%	to	3.72%
Year Ended 12/31/05	1,169	$1.329349	to	$14.448349	$1,592	3.61%	0.00%	to	1.25%	0.75%	to	2.01%
Year Ended 12/31/04	1,034	$1.319453	to	$14.163304	$1,395	2.45%	0.00%	to	1.25%	3.36%	to	4.66%
Year Ended 12/31/03	680	$1.276523	to	$13.532112	$895	3.52%	0.00%	to	1.25%	4.83%	to	6.15%
Year Ended 12/31/02	653	$1.217720	to	$12.748590	$803	2.91%	0.00%	to	1.25%	7.49%	to	8.84%

(1)	Division commenced operations on May 1, 2003.
(2)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges. Returns are not annualized for periods less than one year.

PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1800
Milwaukee, WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company and

Contract Owners of NML Variable Annuity Account C

In our opinion, the accompanying statements of assets and liabilities, the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NML Variable Annuity Account C and its Small Cap Growth Stock Division, T. Rowe Price Small Cap Value Division, Aggressive Growth Stock Division, International Growth Division, Franklin Templeton International Equity Division, AllianceBernstein Mid Cap Value Division, Index 400 Stock Division, Janus Capital Appreciation Division, Growth Stock Division, Large Cap Core Stock Division, Capital Guardian Domestic Equity Division, T. Rowe Price Equity Income Division, Index 500 Stock Division, Asset Allocation Division, Balanced Division, High Yield Bond Division, Select Bond Division, Money Market Division, Fidelity VIP Mid Cap Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Real Estate Securities Division, and Russell Core Bond Division at December 31, 2006, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2006 with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products Fund III and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin
February 1, 2007

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2006	2005
Assets:
Bonds	$70,564	$65,899
Common and preferred stocks	9,228	8,120
Mortgage loans	19,363	18,118
Real estate	1,489	1,620
Policy loans	10,995	10,265
Other investments	7,930	6,935
Cash and temporary investments	2,885	2,124

Total investments	122,454	113,081

Due and accrued investment income	1,291	1,183
Net deferred tax assets	1,198	1,057
Deferred premium and other assets	2,112	1,983
Separate account assets	18,047	15,753

Total assets	$145,102	$133,057

Liabilities and Surplus:

Reserves for policy benefits	$101,481	$94,144
Policyowner dividends payable	4,632	4,270
Interest maintenance reserve	644	839
Asset valuation reserve	3,093	2,529
Income taxes payable	515	593
Other liabilities	5,006	4,548
Separate account liabilities	18,047	15,753

Total liabilities	133,418	122,676

Surplus	11,684	10,381

Total liabilities and surplus	$145,102	$133,057

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2006	2005	2004
Revenue:
Premiums	$12,149	$11,363	$10,682
Net investment income	7,073	6,543	6,117
Other income	511	494	511

Total revenue	19,733	18,400	17,310

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	5,049	4,577	4,487
Net additions to policy benefit reserves	7,234	6,445	6,181
Net transfers to separate accounts	492	664	422

Total benefits	12,775	11,686	11,090

Commissions and operating expenses	1,894	1,774	1,741

Total benefits and expenses	14,669	13,460	12,831

Gain from operations before dividends and taxes	5,064	4,940	4,479

Policyowner dividends	4,628	4,269	3,880

Gain from operations before taxes	436	671	599
Income tax expense (benefit)	17	57	(124)

Net gain from operations	419	614	723
Net realized capital gains	410	310	94

Net income	$829	$924	$817

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2006	2005	2004
Beginning of year balance	$10,381	$8,934	$7,547

Net income	829	924	817

Change in net unrealized capital gains	581	343	645

Change in net deferred income tax	337	237	28

Change in nonadmitted assets and other	70	(84)	(115)

Change in asset valuation reserve	(514)	27	12

Net increase in surplus	1,303	1,447	1,387

End of year balance	$11,684	$10,381	$8,934

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2006	2005	2004
Cash flows from operating activities:
Premiums and other income received	$8,634	$8,074	$7,584
Investment income received	6,893	6,347	5,999
Disbursement of policy loans, net of repayments	(730)	(515)	(199)
Benefit payments to policyowners and beneficiaries	(5,274)	(4,794)	(4,650)
Net transfers to separate accounts	(482)	(657)	(418)
Commissions, expenses and taxes paid	(2,202)	(2,000)	(1,900)

Net cash provided by operating activities	6,839	6,455	6,416

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	51,695	72,406	47,537
Common and preferred stocks	6,088	3,969	3,300
Mortgage loans	3,413	2,585	1,867
Real estate	65	120	109
Other investments	1,693	1,389	1,258

	62,954	80,469	54,071

Cost of investments acquired:
Bonds	56,372	77,345	52,323
Common and preferred stocks	5,777	3,896	3,150
Mortgage loans	4,659	3,464	2,670
Real estate	107	261	259
Other investments	2,099	2,661	1,757

	69,014	87,627	60,159

Net cash applied to investing activities	(6,060)	(7,158)	(6,088)

Cash flows from financing and miscellaneous sources:
Net inflows on deposit-type contracts	69	52	32
Other cash applied	(87)	(174)	(5)

Net cash provided by (applied to) financing and other activities:	(18)	(122)	27

Net increase (decrease) in cash and temporary investments	761	(825)	355
Cash and temporary investments, beginning of year	2,124	2,949	2,594

Cash and temporary investments, end of year	$2,885	$2,124	$2,949

The accompanying notes are an integral part of these financial statements.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

1.	Basis of Presentation and Changes in Accounting Principles

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”). See Notes 3 and 12 for descriptions of the permitted practices used by the Company. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.	New Accounting and Reporting Pronouncements

On January 1, 2006, the Company adopted Statement of Statutory Accounting Principle No. 93 (“SSAP 93”), which establishes statutory accounting guidance for investments in federal and state tax benefits associated with low income housing tax credit (“LIHTC”) real estate properties. Prior to the issuance of SSAP 93, statutory guidance did not address accounting for such investments.

SSAP 93 requires that these investments be reported at amortized cost. The initial cost of these investments is to be amortized in proportion to the actual realization of the related tax benefits, without discounting for the time value of money, and reported as a component of net investment income. Prior to the adoption of this new guidance, the Company reported these investments at amortized cost, with amortization reported as a realized loss and calculated using a method that included discounting. For the years ended December 31, 2005 and 2004, realized losses included $20 million and $16 million, respectively, of realized losses from amortization of LIHTC investment cost under the previous method.

As of January 1, 2006, the amortized cost of LIHTC investments using the new guidance applied on a retrospective basis was $321 million, which was less than amortized cost using the previous method by $55 million. This amount was recorded as a direct reduction of surplus at that date and is included in change in nonadmitted assets and other in the consolidated statement of changes in surplus for the year ended December 31, 2006. In addition, amortization of LIHTC investment cost under the new method of $63 million is included in net investment income in the consolidated statement of operations for the year ended December 31, 2006.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

3.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods then ended. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 4 and 15 regarding the reported statement value and estimated fair value of the Company’s investments in bonds, common and preferred stocks, mortgage loans and real estate.

Policy Loans

Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are reported in the financial statements using the equity method of accounting.

Other investments also include $102 million and $97 million of investments in oil and natural gas production at December 31, 2006 and 2005, respectively. These oil and gas investments are accounted for using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as reserves are produced. This method is permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”). The “Accounting Practices and Procedures Manual” of the National Association of Insurance Commissioners (“NAIC”) does not provide accounting guidance for oil and gas investments.

Other investments also include LIHTC investments, leveraged leases and derivative financial instruments. See Note 4 for a description of the Company’s investments in leveraged leases and Note 5 regarding the Company’s use of derivatives and their presentation in the financial statements.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted retrospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

insurance subsidiaries and prepayment fees on bonds and mortgages. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and gas investments and interest costs associated with securities lending.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) the duration and extent to which the fair value has been less than cost, (2) the financial condition and near-term prospects of the issuer in relation to the anticipated recovery, and (3) the Company’s ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 4 regarding realized capital gains and losses.

Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 4 regarding changes in unrealized capital gains and losses.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is designed to protect surplus against potential declines in the value of the Company’s investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

Separate Accounts

Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 8 for more information about the Company’s separate accounts.

Premium Revenue

Life insurance premiums are recognized as revenue at the beginning of each policy year. Disability and long-term care insurance premiums are recognized as revenue when due to the Company. Annuity premiums are recognized as revenue when received. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

reported net of ceded reinsurance. See Note 10 for more information about the Company’s use of reinsurance.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 10 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 10 for more information about the Company’s use of reinsurance.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 6 for more information about the Company’s reserve liabilities.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Electronic Data Processing Equipment and Software

The cost of electronic data processing (“EDP”) equipment and operating system software used in the Company’s business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $27 million and $33 million at December 31, 2006 and 2005, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $104 million and $88 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $77 million, $71 million and $56 million for the years ended December 31, 2006, 2005 and 2004, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $7 million and $7 million for the years ended December 31, 2006, 2005 and 2004, respectively.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Policyowner Dividends

Nearly all life, disability and long-term care insurance policies and certain annuity contracts issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) and certain investments are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

4.	Investments

Bonds

Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective adjustment method to recognize related changes in the estimated yield-to-maturity of such securities.

Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value and for bonds with a decline in fair value that management considers to be other-than-temporary. See Note 3 regarding investment capital gains and losses. At December 31, 2006 and 2005, the reported value of bonds was reduced by $102 million and $174 million, respectively, of valuation adjustments.

Disclosure of estimated fair value is based upon values published by the Securities Valuation Office (“SVO”) of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Statement value and estimated fair value of bonds at December 31, 2006 and 2005 were as follows:

December 31, 2006	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
U.S. Governments	$8,075	$309	$(22)	$8,362
States, territories and possessions	247	35	(3)	279
Special revenue and assessments	13,577	55	(206)	13,426
All foreign governments	829	121	(2)	948
Public utilities	5,329	170	(77)	5,422
Banks, trust and insurance companies	9,943	318	(129)	10,132
Industrial and miscellaneous	32,564	752	(436)	32,880

Total	$70,564	$1,760	$(875)	$71,449

December 31, 2005	Reconciliation to Estimated Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

	(in millions)
U.S. Governments	$9,497	$492	$(28)	$9,961
States, territories and possessions	417	42	(3)	456
Special revenue and assessments	12,590	59	(184)	12,465
All foreign governments	189	23	(1)	211
Public utilities	4,838	222	(45)	5,015
Banks, trust and insurance companies	9,472	388	(97)	9,763
Industrial and miscellaneous	28,896	948	(421)	29,423

Total	$65,899	$2,174	$(779)	$67,294

Statement value and estimated fair value of bonds by contractual maturity at December 31, 2006 are presented below. Estimated maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	Statement Value	Estimated Fair Value
	(in millions)
Due in one year or less	$2,154	$2,157
Due after one year through five years	12,157	12,408
Due after five years through ten years	18,727	18,736
Due after ten years	15,826	16,573

	48,864	49,874

Mortgage-backed and structured securities	21,700	21,575

Total	$70,564	$71,449

Common and Preferred Stocks

Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See Note 12 regarding the statement value of the Company’s investment in Frank Russell Company.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported in the financial statements at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported in the financial statements at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

Valuation adjustments are made for preferred stocks with SVO quality ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2006 and 2005, the reported value of common and preferred stocks was reduced by $117 million and $172 million, respectively, of valuation adjustments.

Mortgage Loans

Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method.

Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2006 and 2005, the reported value of mortgage loans was reduced by $0 and $2 million, respectively, of valuation adjustments.

The maximum and minimum interest rates for mortgage loans originated during 2006 were 7.3% and 5.2%, respectively, while these rates during 2005 were 7.8% and 3.7%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during 2006 and 2005 were 63% and 59%, respectively, with a maximum of 100% for any single loan during each of 2006 and 2005.

Real Estate

Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At December 31, 2006 and 2005, the reported value of real estate was reduced by $21 million and $27 million, respectively, of valuation adjustments.

At December 31, 2006 and 2005, the reported value of real estate included $186 million and $185 million, respectively, of real estate properties occupied by the Company.

Leveraged Leases

Leveraged leases primarily represent investments in commercial aircraft or real estate properties that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments plus the residual value of the leased asset and reported as other investments in the consolidated statement of financial position. At December 31, 2006 and 2005, the reported value of leveraged leases was $339 million and $342 million, respectively. When the Company determines that receipt of all scheduled lease payments is unlikely or that the estimated residual value of the asset has declined, a valuation adjustment is made to reduce the value of the lease. Valuation adjustments are reported as a realized loss. At December 31, 2006 and 2005, the reported value of leveraged leases was reduced by $14 million and $106 million, respectively, of valuation adjustments.

Capital Gains and Losses

Realized investment gains and losses for the years ended December 31, 2006, 2005 and 2004 were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31, 2006			For the year ended December 31, 2005			For the year ended December 31, 2004
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)
Bonds	$243	$(497)	$(254)	$454	$(536)	$(82)	$816	$(369)	$447
Common and preferred stocks	1,193	(241)	952	909	(196)	713	521	(211)	310
Mortgage loans	1	—	1	3	(1)	2	—	(1)	(1)
Real estate	18	—	18	64	(1)	63	48	(8)	40
Other investments	207	(357)	(150)	140	(177)	(37)	325	(522)	(197)

	$1,662	$(1,095)	567	$1,570	$(911)	659	$1,710	$(1,111)	599

Less: IMR gains (losses)			(261)			(61)			317
Less: Capital gains taxes			418			410			188

Net realized capital gains			$410			$310			$94

Proceeds from the sale of bond investments totaled $52 billion, $72 billion and $48 billion for the years ended December 31, 2006, 2005 and 2004, respectively.

Realized losses (before IMR deferrals and capital gains taxes) included $74 million, $276 million and $116 million of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary for the years ended December 31, 2006, 2005 and 2004, respectively.

The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2006 and 2005, were as follows:

	December 31, 2006
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Cost/ Amortized Cost	Fair Value	Difference	Cost/ Amortized Cost	Fair Value	Difference

	(in millions)
Bonds	$11,200	$11,051	$(149)	$22,631	$21,908	$(723)
Common and preferred stocks	920	835	(85)	122	82	(40)

Total	$12,120	$11,886	$(234)	$22,753	$21,990	$(763)

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	December 31, 2005
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Cost/ Amortized Cost	Fair Value	Difference	Cost/ Amortized Cost	Fair Value	Difference

	(in millions)
Bonds	$26,527	$26,014	$(513)	$5,862	$5,593	$(269)
Common and preferred stocks	732	672	(60)	483	376	(107)

Total	$27,259	$26,686	$(573)	$6,345	$5,969	$(376)

Changes in net unrealized investment gains and losses for the years ended December 31, 2006, 2005 and 2004 were as follows:

	For the year ended December 31,
	2006	2005	2004
	(in millions)
Bonds	$58	$(43)	$42
Common and preferred stocks	466	304	818
Other investments	264	198	75

	788	459	935
Change in deferred taxes	(207)	(116)	(290)

	$581	$343	$645

Securities Lending

The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate statement value of loaned securities was $3.2 billion and $2.9 billion at December 31, 2006 and 2005, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2006 and 2005, unrestricted cash collateral held by the Company of $3.2 billion and $2.9 billion, respectively, is classified as cash and invested assets and the offsetting collateral liability of $3.2 billion and $2.9 billion, respectively, is classified as other liabilities in the consolidated statement of financial position. At December 31, 2006 and 2005, additional non-cash collateral of $876 million and $539 million, respectively, was held on the Company’s behalf by a trustee and is not included in the consolidated statement of financial position.

5.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are classified as either “cash flow” hedges, which mitigate the risk of variability in future cash

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

flows from the position being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the position being hedged. Derivatives classified as hedges that meet the specific correlation requirements for hedge accounting are accounted for in a manner that is consistent with the item being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges, but that do not meet the specific correlation requirements for hedge accounting, are accounted for at fair value.

In addition to hedging, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other investments, serves to replicate in the aggregate the characteristics of otherwise permissible investments. Derivatives used as part of a replication are accounted for in a manner consistent with the replicated asset (e.g., at amortized cost or fair value).

The Company does not take positions in derivatives for income generation purposes.

The Company held the following derivative positions at December 31, 2006 and 2005:

	December 31, 2006			December 31, 2005
Derivative Instrument	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value

	(in millions)
Cash Flow Hedges:

Interest rate floors	$1,250	$20	$22	$1,250	$20	$34
Swaptions	1,031	36	21	818	33	19
Foreign currency swaps	666	—	(28)	312	—	(10)
Construction loan forwards	1	—	—	19	—	1
Foreign currency covers	2	—	2	67	—	67
Interest rate swaps	102	—	8	292	3	11
Interest rate basis swaps	120	—	—	80	—	—
Commodity swaps	10	—	—	3	1	1

Fair Value Hedges:

Credit default swaps	199	(2)	(2)	220	(3)	(3)
Foreign currency forwards	2,269	(18)	(18)	1,735	13	13
Fixed income futures	869	—	—	1,775	—	—
Short equity index futures	180	—	—	441	—	—
Purchased put options	—	—	—	—	—	—

Replications:

Fixed income	104	—	1	136	—	(1)
Long equity futures	27	—	—	5	—	—
Long fixed income futures	2,227	—	—	—	—	—

The notional amounts of derivative financial instruments are used to contractually denominate the transactions and do not represent the amounts exchanged between the parties.

The reported statement value of derivatives is reported as other investments in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date. Changes in fair value on open derivative positions accounted for at fair value are reported as unrealized capital gains or losses. Upon maturity or termination of derivative positions accounted for at fair value, capital gains and losses are reported as realized.

Following are descriptions of the types of derivative instruments used by the Company during 2006 and 2005:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risks of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting.

Swaptions are used to mitigate the asset/liability management risks of a significant and sustained increase or decrease in interest rates for certain of the Company’s insurance products. A swaption is a contractual agreement whereby the Company holds an option to enter into an interest rate swap with another party on predefined terms. The Company’s use of swaptions qualifies for hedge accounting.

Foreign currency swaps are used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future. The Company’s use of foreign currency swaps qualifies for hedge accounting.

Construction loan forwards are used to mitigate exposure to market fluctuations for the forecasted purchase of GNMA loan certificates. Construction loan forwards entitle the Company to purchase GNMA loan certificates at a predetermined price at a date in the future that does not exceed 10 years. The Company’s use of construction loan forwards qualifies for hedge accounting.

Foreign currency covers are used to mitigate the foreign exchange risk on trades of investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay or receive a specified amount of foreign currency at a future date at a specified exchange rate. The Company’s use of foreign currency covers qualifies for hedge accounting.

Interest rate swaps are used to mitigate exposure to interest rate risk on certain floating and fixed rate bonds. An interest rate swap is a contractual agreement to pay a rate of interest based upon a reference index in exchange for a fixed rate of interest established at the origination of the contract. In some cases the Company’s use of interest rate swaps qualifies for hedge accounting, while in others it does not. Unrealized losses of $3 million and unrealized gains of $2 million were recognized during 2006 and 2005, respectively, on those contracts that did not qualify for hedge accounting treatment.

Interest rate basis swaps are used to mitigate the basis risk on certain hedges of variable rate preferred stocks. An interest rate basis swap is a contractual agreement to pay a rate of return based upon one reference index in exchange for receiving a rate of return based upon a different reference index. The Company’s use of interest rate basis swaps does not qualify for hedge accounting treatment. No unrealized gains or losses were recognized during 2006 or 2005 on these contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Commodity swaps are used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. They are contractual agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price. The Company’s use of commodity swaps does not qualify for hedge accounting treatment. Unrealized losses of $300 thousand and unrealized gains of $1 million were recognized during 2006 and 2005, respectively, on these contracts.

Fair Value Hedges:

Credit default swaps are used to mitigate the credit risk associated with investments in bonds of specific issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a “credit event” sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay or obligation acceleration. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in others it does not. Unrealized gains of $1 million were recognized during each of 2006 and 2005 on those contracts that did not qualify for hedge accounting treatment.

Foreign currency forwards are used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate. The Company’s use of foreign currency forward contracts does not qualify for hedge accounting treatment. Unrealized losses of $31 million and unrealized gains of $85 million were recognized during 2006 and 2005, respectively, on these contracts.

Fixed income futures are used to mitigate interest rate risk for a portion of the Company’s fixed maturity investment portfolio. Fixed income futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. The Company’s use of fixed income futures contracts does not qualify for hedge accounting treatment. Unrealized gains of $28 million and unrealized losses of $9 million were recognized during 2006 and 2005, respectively, on these contracts.

Short equity index futures are used to mitigate exposure to market fluctuations for the Company’s portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. The Company’s use of futures contracts does not qualify for hedge accounting treatment. Unrealized losses of $1 million were recognized during each of 2006 and 2005 on these contracts.

Purchased put options are used to mitigate exposure to credit risk associated with a specific security. Purchased put options give the Company the option to sell a financial instrument at a specified future date for a specified price. The Company’s use of put options does not qualify for hedge accounting treatment. No unrealized gains or losses were recognized during 2006 or 2005 on these contracts.

Replications:

Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps, credit default indexes and cash market instruments. These replication transactions, including the derivative components, are reported at amortized cost. The average fair value of such contracts was $1 million and ($4) million during 2006 and 2005, respectively. Realized gains of $2 million and realized losses of $10 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Long equity futures replications are used to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reported as an unrealized gain or loss until the contracts are terminated. The average fair value of such contracts was $41 million and $230 million during 2006 and 2005, respectively. Realized gains of $6 million and realized losses of $2 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

Long fixed income futures replications are used to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reported as an unrealized gain or loss until the contracts are terminated. The average fair value of such contracts was $1,266 million and $342 million during 2006 and 2005, respectively. Realized gains of $24 million and $7 million were recognized during 2006 and 2005, respectively, upon termination of these contracts.

6.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2006 and 2005 are summarized below:

	December 31,
	2006	2005
	(in millions)
Life insurance reserves	$90,489	$83,590
Annuity reserves and deposit liabilities	5,358	5,193
Disability and long-term care unpaid claims and claim reserves	3,555	3,373
Disability and long-term care active life reserves	2,079	1,988

Total reserves for policy benefits	$101,481	$94,144

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4.5%. As of December 31, 2006, the Company had $995 billion of total life insurance in-force, including $13 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner’s Annuity Reserve Valuation Method with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2006 and 2005, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2006	2005
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$1,317	$1,276
- without market value adjustment	2,553	2,508
Not subject to discretionary withdrawal	1,488	1,409

Total	$5,358	$5,193

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience in the first four years of disability, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.6 billion and $3.4 billion at December 31, 2006 and 2005, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2006 and 2005.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31,
	2006	2005
	(in millions)
Balance at January 1	$3,373	$3,234

Incurred related to:
Current year	482	462
Prior year	119	68

Total incurred	601	530

Paid related to:
Current year	(19)	(18)
Prior year	(400)	(373)

Total paid	(419)	(391)

Balance at December 31	$3,555	$3,373

The changes in reserves for incurred claims related to prior years are generally the result of updated analysis of loss development trends.

Active life reserves for disability policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year term preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves and the greater of the two is held.

7.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest, and are reported as an asset in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

Deferred and uncollected premiums at December 31, 2006 and 2005 were as follows:

	December 31, 2006		December 31, 2005
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$175	$86	$171	$81
Ordinary renewal	1,759	1,447	1,647	1,348

	$1,934	$1,533	$1,818	$1,429

8.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2006 and 2005:

	December 31,
	2006	2005
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$15,083	$13,098
Not subject to discretionary withdrawal	2,755	2,434
Non-policy liabilities	209	221

Total separate account liabilities	$18,047	$15,753

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $6 million and $8 million attributable to GMDB at December 31, 2006 and 2005, respectively.

Premiums and other considerations received from variable life and variable annuity policyowners during each of the years ended December 31, 2006 and 2005 were $1.6 billion. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported in transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2006, 2005 and 2004:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	For the year ended December 31,
	2006	2005	2004
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,719	$1,721	$1,428
Transfers from separate accounts	(1,227)	(1,043)	(1,012)

	492	678	416
Reconciling adjustments:
Mortality, breakage and taxes	—	(14)	6

Net transfers to separate accounts	$492	$664	$422

9.	Employee and Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company’s funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $38 million and $180 million to the qualified employee retirement plan during 2006 and 2005, respectively, and expects to contribute $41 million in 2007.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company. The Company contributed $23 million and $0 to the postretirement benefit plan during 2006 and 2005, respectively. No contributions are expected during 2007.

Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2006 and 2005, and changes in assets and obligations for the years then ended, were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
Fair value of plan assets at January 1	$2,264	$1,950	$57	$58
Changes in plan assets:
Actual return on plan assets	275	173	8	1
Company contributions	38	180	23	—
Actual plan benefits paid	(44)	(39)	(3)	(2)

Fair value of plan assets at December 31	$2,533	$2,264	$85	$57

Projected benefit obligation at January 1	$2,233	$2,041	$208	$196
Changes in benefit obligation:
Service cost of benefits earned	79	72	23	20
Interest cost on projected obligations	127	118	11	11
Projected gross plan benefits paid	(50)	(45)	(12)	(11)
Projected Medicare Part D reimbursement	—	—	2	—
Experience losses (gains)	(79)	47	(21)	(8)

Projected benefit obligation at December 31	$2,310	$2,233	$211	$208

Plan assets are invested primarily in common stocks and a diversified mix of corporate, government and mortgage-backed debt securities through a separate account of the Company. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Investments are made for the sole interest of the plans’ participants.

While significant exposure to publicly traded equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The fair value of plan assets by asset class at December 31, 2006 and 2005 was as follows:

	Defined Benefit Plans				Postretirement Benefit Plans
	2006	% of Total	2005	% of Total	2006	% of Total	2005	% of Total
	(in millions)
Bonds	$1,130	45%	$965	43%	$38	45%	$24	42%
Preferred stock	9	0%	7	0%	—	0%	—	0%
Public common stock	1,334	53%	1,239	55%	45	53%	33	58%
Private equities and other	60	2%	53	2%	2	2%	—	0%

Total assets	$2,533	100%	$2,264	100%	$85	100%	$57	100%

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The projected benefit obligation (“PBO”) represents the actuarial net present value of future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company was $1.9 billion and $1.8 billion at December 31, 2006 and 2005, respectively.

The PBO and ABO amounts above represent the obligations for the benefits of vested participants only, as required by the statutory basis of accounting. The additional amounts for participants that have not yet vested in the defined pension plans and the postretirement plans are as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
PBO	$63	$60	$232	$249
ABO	37	35	—	—

The following tables summarize the assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2006, 2005 and 2004 and for the years then ended:

	Defined Benefit Plans			Postretirement Benefit Plans
	2006	2005	2004	2006	2005	2004
Projected benefit obligation:
Discount rate	6.00%	5.75%	6.00%	6.00%	5.75%	6.00%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Net periodic benefit cost:
Discount rate	5.75%	6.00%	6.50%	5.75%	6.00%	6.50%
Annual increase in compensation	4.50%	4.50%	4.50%	4.50%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2006. Returns are estimated by asset class based on the current risk free interest rate plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

The projected benefit obligation for postretirement benefits at December 31, 2006 assumed an annual increase in future retiree medical costs of 8%, grading down to 5% over four years and remaining level thereafter. At December 31, 2005 the comparable assumption was for an annual increase in future retiree medical costs of 10% grading down to 5% over five years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2006 by $20 million and net periodic postretirement benefit expense during 2006 by $4 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

benefit obligation as of December 31, 2006 and net periodic postretirement benefit expense during 2006 by the same amounts.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2006 and 2005:

	Defined Benefit Plans		Postretirement Benefit Plans
	2006	2005	2006	2005
	(in millions)
Fair value of plan assets at December 31	$2,533	$2,264	$85	$57
Projected benefit obligation at December 31	2,310	2,233	211	208

Funded status	223	31	(126)	(151)

Unrecognized net experience losses	332	513	20	8
Unrecognized initial net asset	(544)	(557)	—	—
Additional minimum liability	(14)	(10)	—	—
Nonadmitted asset	(378)	(326)	—	—

Net pension liability	$(381)	$(349)	$(106)	$(143)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in benefit liabilities have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for pensions as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This liability was $14 million, $10 million and $16 million at December 31, 2006, 2005 and 2004, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The components of net periodic benefit cost for the years ended December 31, 2006, 2005 and 2004 were as follows:

	Defined Benefit Plans			Postretirement Benefits
	2006	2005	2004	2006	2005	2004
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$79	$72	$70	$23	$20	$18
Interest cost on projected obligations	127	118	111	11	11	11
Amortization of experience gains and losses	20	15	13	1	1	1
Amortization of initial net asset	(13)	(20)	(21)	—	—	—
Expected return on plan assets	(180)	(166)	(138)	(5)	(4)	(1)

Net periodic expense	$33	$19	$35	$30	$28	$29

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2007 through 2016 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2007	$60	$13
2008	67	14
2009	75	16
2010	84	18
2011	94	20
2012-2016	668	150

	$1,048	$231

The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2006, 2005 and 2004 the Company expensed total contributions to these plans of $27 million, $25 million and $24 million, respectively.

10.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool. The Company also cedes a portion of its exposure to group disability benefits and long term care benefits on a coinsurance basis. Long term care policies issued after March 24, 2002 are not reinsured.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2006 and 2005 were reported net of ceded reserves of $1.4 billion and $1.3 billion, respectively.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2006, 2005 and 2004 were as follows:

	For the year ended December 31,
	2006	2005	2004
	(in millions)
Direct premium revenue	$12,890	$12,078	$11,397
Premiums ceded	(741)	(715)	(715)

Net premium revenue	$12,149	$11,363	$10,682

Direct benefit expense	13,263	12,161	11,568
Benefits ceded	(488)	(475)	(478)

Net benefit expense	$12,775	$11,686	$11,090

In addition, the Company received $180 million, $182 million and $207 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2006, 2005 and 2004, respectively. These amounts are reported as other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. There were no reinsurance recoverables at December 31, 2006 and 2005 that were considered by management to be uncollectible.

11.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company
Northwestern International Holdings, Inc.	Bradford, Inc.
NML Real Estate Holdings, LLC and subsidiaries	Network Planning Advisors, LLC
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Investment Management Company, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC
Jersey Par, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. During 2006, the Company dissolved Jersey Par, LLC. This subsidiary held investment properties that were sold prior to its dissolution. The 2006 consolidated income tax return will be the last year in which this entity is included. During 2004, the Company sold its majority interest in Baird Holding Company (see Note 14). Prior to the sale, Baird Holding Company was included in the Company’s consolidated income tax return. Federal income tax returns for years through 2003 are closed as to further assessment of tax. The liability for income taxes payable in the consolidated statement of financial position

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

represents taxes payable at the respective reporting date plus a provision for additional taxes that may become due with respect to then open tax years.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2006 and 2005 were as follows:

	December 31,		Change
	2006	2005
	(in millions)
Deferred tax assets:
Policy acquisition costs	$832	$794	$38
Investments	160	135	25
Policy benefit liabilities	1,816	1,705	111
Benefit plan obligations	385	313	72
Guaranty fund assessments	7	7	—
Nonadmitted assets	61	63	(2)
Other	130	63	67

Gross deferred tax assets	3,391	3,080	311

Deferred tax liabilities:
Premium and other receivables	569	539	30
Investments	1,622	1,480	142
Other	2	4	(2)

Gross deferred tax liabilities	2,193	2,023	170

Net deferred tax assets	$1,198	$1,057	$141

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2006 and 2005, the Company’s gross deferred tax assets were less than this limit by $705 million and $672 million, respectively.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

The major components of current income tax expense (benefit) were as follows:

	For the year ended December 31,
	2006	2005	2004
	(in millions)
Income tax	$103	$113	$(85)
Tax credits	(86)	(56)	(39)

Total current tax expense (benefit)	$17	$57	$(124)

The Company’s taxable income can vary significantly from gain from operations before taxes due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting.

The Company’s effective tax rates were 1%, 16% and 12% for the years ended December 31, 2006, 2005 and 2004, respectively. The effective rate is not the rate of tax applied to the Company’s taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax sharing agreements and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments for income taxes of $412 million, $318 million and $248 million for the years ended December 31, 2006, 2005 and 2004, respectively. Income taxes paid in 2006 and prior years of $1.8 billion are available at December 31, 2006 for recoupment in the event of future tax losses.

12.	Frank Russell Company Acquisition and Goodwill

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in 44 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the financial statements of Russell. Further, the statutory purchase method required that the Company’s cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company’s surplus at the time of the acquisition.

The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment (“permitted practice”), whereby all Russell goodwill, including any subsequent additions

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

to goodwill resulting from payment of contingent purchase consideration, be charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC “Accounting Practices and Procedures Manual,” which requires that any goodwill not in excess of 10% of the Company’s surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

At December 31, 2006 and 2005, the Company had made cumulative direct reductions of surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the Company’s equity method investment basis in Russell by $473 million and $531 million at December 31, 2006 and 2005, respectively, which is reported as a reduction of the Company’s total investment in common stocks in the consolidated statement of financial position.

If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the consolidated statement of financial position would have been greater by $194 million, $257 million and $320 million at December 31, 2006, 2005 and 2004, respectively, and net income as reported in the consolidated statement of operations would have been lower by $63 million, $63 million and $61 million for the years then ended, respectively.

13.	Contingencies and Guarantees

The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $100 million of bank borrowings owed by Russell. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position.

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The maximum exposure under these guarantees totaled approximately $357 million at December 31, 2006. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.6 billion at December 31, 2006 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company’s financial position at December 31, 2006.

14.	Related Party Transactions

During each of 2006 and 2005, the Company transferred certain investments to wholly-owned subsidiaries as a capital contribution. The aggregate statement value and fair value of the investments transferred during 2006 were $308 million and $406 million, respectively. The aggregate statement value and fair value of the investment interests transferred during 2005 were $987 million and $1.3 billion, respectively. These capital contributions were made at statement value, and no capital gain or loss was reported as a result of these transfers.

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

During 2005, the Company and two unconsolidated subsidiaries redeemed $14 million and $79 million, respectively, of seed money investments at fair value from the Mason Street Funds, a family of mutual funds that are sponsored and managed by a subsidiary of the Company. Realized and unrealized capital losses of $6 million were reported by the Company during 2005 on these redemptions. At December 31, 2005 the Company held shares in the Mason Street Funds with a fair value of $971 million, which are reported in common stocks in the consolidated statement of financial position. At December 31, 2005, the Company’s subsidiaries held additional shares in the Mason Street Funds with a fair value of $255 million.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Prior to the reorganization transaction, the Company and its subsidiaries redeemed $289 million and $21 million, respectively, of seed money investments at fair value from the Mason Street Funds, with realized and unrealized capital gains of $68 million reported by the Company during 2006 on these redemptions. Under the terms of the reorganization transaction, the Company and its subsidiaries remaining Mason Street Fund shares, with fair values of $724 million and $246 million, respectively, were exchanged for shares of equal fair value in the successor funds. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their shares in the successor funds for a period of at least two, and in certain cases three, years after the closing of the transaction. At December 31, 2006 the Company held shares in the successor funds with fair value of $763 million, which are reported in common stocks in the consolidated statement of financial position. At December 31, 2006, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with fair value of $254 million.

On May 13, 2004 the Company sold its majority interest in Baird Holding Company (“Baird”) to Baird management and employees. At the time of the sale, the Company owned approximately 51% of Baird common stock, with Baird management and employees owning the remainder. The Company realized a $30 million gain on the sale of its remaining interest in Baird, which was included in realized capital gains in the consolidated statement of operations during 2004. The Company financed a substantial portion of the sale price through the acquisition of $240 million of subordinated notes, with attached warrants, issued by Baird. These notes had interest rates of between 6.50% and 8.25% and maturities of between ten and twelve years. Notes in the amount of $138 million and $210 million remain outstanding at December 31, 2006 and 2005, respectively, and are reported as bonds in the consolidated statement of financial position.

During 2004, the Company refinanced a credit facility owed by Russell and provided additional capital through the purchase, at par, of $258 million of notes issued by Russell. These notes have interest rates of between 4.19% and 6.35% and maturities of between five and ten years. Notes in the amount of $135 million and $191 million remain outstanding at December 31, 2006 and 2005, respectively, and are reported as bonds in the consolidated statement of financial position.

During 2004, the Company transferred certain investments to a wholly-owned subsidiary as a capital contribution. The fair value of these securities was $222 million at the time of the transfer. Realized capital gains of $2 million were recognized during 2004 upon the transfer.

15.	Fair Value of Financial Instruments

The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2006 and 2005 were as follows:

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Statutory Financial Statements

December 31, 2006, 2005 and 2004

	December 31, 2006		December 31, 2005
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Assets:
Bonds	$70,564	$71,449	$65,899	$67,294
Common and preferred stocks	9,228	12,441	8,120	10,844
Mortgage loans	19,363	19,735	18,118	18,766
Real estate	1,489	2,573	1,620	2,542
Policy loans	10,995	12,130	10,265	11,603
Other investments	7,930	10,092	6,935	8,393
Cash and temporary investments	2,885	2,885	2,124	2,124

Liabilities:
Investment-type insurance reserves	$4,161	$3,960	$4,100	$3,892

The fair value of bonds is generally based upon values published by the SVO and upon quoted market prices when no SVO value is available. The estimated fair value of common and preferred stocks are based upon quoted market prices if available. For those not actively traded, fair value is estimated using independent pricing services or internally developed pricing models. See Note 12 regarding the statement value of the Company’s investment in Russell. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is estimated by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, for which fair value is estimated by discounting estimated future cash flows using market interest rates, other joint ventures and partnerships, for which statement value approximates fair value and investments in low income housing tax credits, for which fair value is estimated as the present value of estimated future tax benefits. Other investments also include derivative financial instruments, for which fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date.

The estimated fair value of investment-type insurance liabilities is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS
PricewaterhouseCoopers LLP
100 E. Wisconsin Ave., Suite 1800
Milwaukee, WI 53202
Telephone (414) 212 1600
Facsimile (414) 212 1880

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (“the Company”) as of December 31, 2006 and 2005, and the related consolidated statutory statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2006. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the consolidated financial statements referred to above do not present fairly in conformity with accounting principles generally accepted in the United States of America, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2006 and 2005, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2006. In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2006 and 2005 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2006, on the basis of accounting described in Note 1.

/s/ PRICEWATERHOUSECOOPERS LLP

January 23, 2007